MAY 1, 1998

                                   PROSPECTUS

                                LAZARD RETIREMENT
                                  SERIES, INC.
-------------------------------------------------------

Lazard Retirement Equity Portfolio
Lazard Retirement Small Cap Portfolio
Lazard Retirement Bantam Value Portfolio
Lazard Retirement Global Equity Portfolio
Lazard Retirement International Equity Portfolio
Lazard Retirement International Small Cap Portfolio
Lazard Retirement Emerging Markets Portfolio
Lazard Retirement International Fixed Income Portfolio
Lazard Retirement Strategic Yield Portfolio

-------------------------------------------------------

30 Rockefeller Plaza
New York, New York  10112
(800) 823-6300



INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

This Prospectus sets forth concisely information about the Fund and the Portfolios that a prospective investor should know before investing in a Portfolio. A Statement of Additional Information dated May 1, 1998, which may be revised from time to time, containing additional and more detailed information about the Portfolios, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. The Statement of Additional Information is available without charge and can be obtained by writing or calling the Fund at the address and telephone number printed above.

------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Lazard Retirement Series, Inc. (the "Fund") is a no-load, open-end management investment company, known as a mutual fund. By this Prospectus, the Fund is offering shares of nine portfolios (each, a "Portfolio"), WHICH ARE OFFERED ONLY TO QUALIFIED PENSION AND RETIREMENT PLANS AND VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. Shares of the Portfolios bear certain costs pursuant to a Distribution and Servicing Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). For offers to separate accounts, this Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product which should precede or accompany this Prospectus.

Lazard Asset Management (the "Investment Manager"), a division of Lazard Freres & Co. LLC ("Lazard Freres"), professionally manages each Portfolio.

The names and investment objectives of the Portfolios are as follows:

LAZARD RETIREMENT EQUITY PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with relatively large capitalizations that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT SMALL CAP PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT BANTAM VALUE PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with market capitalizations under $500 million that the Investment Manager considers inexpensively priced relative to the return on total capital or equity and which it believes are likely to increase market capitalization as a result of growth or are likely to be the subject of acquisitions or other events.

LAZARD RETIREMENT GLOBAL EQUITY PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with relatively large capitalizations that are located anywhere in the world which the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in the equity securities of non-United States companies that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT INTERNATIONAL SMALL CAP PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of non-United States companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of non-United States issuers located, or doing significant business, in emerging market countries that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT INTERNATIONAL FIXED INCOME PORTFOLIO seeks high total return, consisting of current income and capital appreciation, consistent with what the Investment Manager considers to be prudent investment risk. This Portfolio invests primarily in foreign fixed-income securities of varying maturities.

LAZARD RETIREMENT STRATEGIC YIELD PORTFOLIO seeks total return, consisting of current income and capital appreciation. This Portfolio invests principally in high-yielding domestic and foreign fixed-income securities. These securities, which are often referred to as "junk bonds," are subject to greater risk of loss of principal and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

TABLE OF CONTENTS
                                                                            Page
Annual Operating Expenses..................................................    5
Financial Highlights ......................................................    6
Description of the Portfolios..............................................    7
General....................................................................    7
Investment Objectives and Policies.........................................    7
Investment Considerations and Risks........................................   17
Management of the Fund and the Portfolios..................................   20
Purchase of Shares.........................................................   23
Redemption of Shares.......................................................   24
Dividends and Distributions................................................   25
Taxation...................................................................   25
Organization and Description of Capital Stock..............................   26
Performance Information....................................................   27
Appendix A.................................................................   29
Appendix B.................................................................   38

ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)

                                                                                                    TOTAL PORTFOLIO
                                               MANAGEMENT           12b-1              OTHER           OPERATING
                                                  FEES              FEES             EXPENSES          EXPENSES
                                              ------------        --------           ---------       ------------
EQUITY PORTFOLIO                                  .75%              .25%               .50%              1.50%
INTERNATIONAL EQUITY PORTFOLIO                    .75%              .25%               .60%              1.60%
INTERNATIONAL FIXED INCOME  PORTFOLIO             .75%              .25%               .50%              1.50%
STRATEGIC YIELD PORTFOLIO                         .75%              .25%               .50%              1.50%
SMALL CAP PORTFOLIO                               .75%              .25%               .50%              1.50%
INTERNATIONAL SMALL CAP PORTFOLIO                 .75%              .25%               .80%              1.80%
EMERGING MARKETS PORTFOLIO                       1.00%              .25%               .55%              1.80%
GLOBAL EQUITY PORTFOLIO                           .75%              .25%               .60%              1.60%
BANTAM VALUE PORTFOLIO                            .75%              .25%               .50%              1.50%


EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                    1 Year            3 Years
                                                     -----            ------
EQUITY PORTFOLIO                                      $15               $48
INTERNATIONAL EQUITY PORTFOLIO                        $16               $51
INTERNATIONAL FIXED INCOME PORTFOLIO                  $15               $48
STRATEGIC YIELD PORTFOLIO                             $15               $48
SMALL CAP PORTFOLIO                                   $15               $48
INTERNATIONAL SMALL CAP PORTFOLIO                     $18               $57
EMERGING MARKETS PORTFOLIO                            $18               $57
GLOBAL EQUITY PORTFOLIO                               $16               $51
BANTAM VALUE PORTFOLIO                                $15               $48

--------------------------------------------------------------------------------
THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
--------------------------------------------------------------------------------

The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Portfolio, the payment of which will reduce investors' annual return. The expenses noted above are based on estimated amounts for the current fiscal year. The information in the foregoing table does not reflect deduction of account fees and charges to separate accounts or related insurance policies that may be imposed by participating insurance companies. For a further description of the various costs and expenses incurred in the operation of the Portfolios, see "Management of the Fund and the Portfolios" and "Distribution and Servicing Plan."

FINANCIAL HIGHLIGHTS

The financial highlights set forth below have been audited by Anchin, Block & Anchin LLP, Independent Accountants. Additional financial information, related notes and report of independent accountants accompany the Statement of Additional Information, which is available upon request. The Equity Portfolio, Bantam Value Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio had not commenced operations as of the date of the financials and, therefore, no financial data are provided for such Portfolios.

LAZARD RETIREMENT SERIES, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                        LESS DISTRIBUTION FROM
                            INCOME (LOSS) FROM INVESTMENT OPERATIONS                             AND
                            ----------------------------------------                        IN EXCESS OF:
                                                      REALIZED AND                      ----------------------
                                                      UNREALIZED
                            NET ASSET                 GAIN (LOSS)
                              VALUE      INVESTMENT       ON            TOTAL FROM                              NET ASSET
                           BEGINNING OF   (INCOME)    INVESTMENTS-      INVESTMENT      INVESTMENT              VALUE, END
  PERIOD                     PERIOD       LOSS-NET        NET           OPERATIONS      INCOME-NET   CAPITAL    OF PERIOD
  ------                  ------------   ----------       ---           -----------     ----------   -------    -----------
LAZARD RETIREMENT SMALL CAP PORTFOLIO
YEAR ENDED
11/4/97* TO 12/31/97 ....   $10.00        $0.020      $(0.164)           $(0.144)       $(0.016)       --       $9.84
                            ======        ======      =======            =======        =======        ==       =====

LARZARD RETIREMENT EMERGING MARKETS PORTFOLIO
YEAR ENDED
----------
11/4/97* TO 12/31/97 ....   $10.00        $0.038      $(0.509)           $(0.471)       $(0.035)     $(0.004)   $9.49
                            ======        ======      =======            =======        =======      =======    =====


                                        RATIOS TO AVERAGE NET ASSETS
                                        ----------------------------



                                                        INVESTMENT    PORTFOLIO    AVERAGE      NET ASSETS,
                              TOTAL                      INCOME-      TURNOVER   COMMISSION    END OF PERIOD
    PERIOD                   RETURN++   EXPENSES-NET+     NET+          RATE      RATE PAID**     (000'S)
    ------                   --------   ------------      ---           ----      ----------   --------------
LAZARD RETIREMENT SMALL CAP PORTFOLIO
YEAR ENDED
11/4/97* TO 12/31/97 ....   (1.4)%      1.50%(a),(b)     0.71%          0.00%      $0.0471        $591
                             =====      ===========      =====          =====      =======        ====

LARZARD RETIREMENT EMERGING MARKETS PORTFOLIO
YEAR ENDED
----------
11/4/97* TO 12/31/97 ....   (4.7)%      1.80%(a),(b)     1.96%          0.00%      $0.0080        $1,429
                             ===        ===========      =====          =====      =======        ======

------------
 +Annualized for periods of less than one year.
++Total return represents aggregate total return for the period indicated.
 *Commencement of operations.
**The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity securities transactions on which commissions are charged.

(a) If the Investment Manager and Administrator had not waived certain fees and reimbursed certain expenses and the Portfolios had not paid fees indirectly, the ratio of expenses to average net assets (and net investment income per share) would have been 52.55% annualized ($-1.417) for the Small Cap Portfolio and 23.17% annualized ($-0.376) for the Emerging Markets Portfolio.

(b) Includes expense reductions. Excluding expense reductions, the ratio of expenses to average net assets would have been 1.57% annualized for the Small Cap Portfolio and 1.85% annualized for the Emerging Markets Portfolio.

    Further information about each Portfolio's performance is contained in the Fund's annual report for the fiscal year ended December 31, 1997, which may be obtained without charge by writing to the address or calling the appropriate number set forth on the cover page of this Prospectus.

DESCRIPTION OF THE PORTFOLIOS

GENERAL

Shares of the Portfolios are offered only to variable annuity and variable life insurance separate accounts established by affiliated and unaffiliated life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies"). The Policies are described in the separate prospectuses and statements of additional information issued by the Participating Insurance Companies, over which the Fund assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans" or "Plans").

Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants to conflict, although the Fund currently does not foresee any disadvantages to Policy owners or Eligible Plan participants arising therefrom. Nevertheless, the Fund's Board of Directors intends to monitor events to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of a Portfolio's assets, which could adversely affect the Portfolio's net asset value per share.



INVESTMENT OBJECTIVES AND POLICIES

Each Portfolio has a different investment objective, which it pursues through separate investment policies as described herein. The differences in objectives and policies among the Portfolios determines the types of portfolio securities in which each Portfolio invests, and can be expected to affect the degree of risk to which each Portfolio is subject and its yield or return. The following investment objectives and related policies and activities of each of the Portfolios, except as otherwise indicated, are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders. There can be no assurance that any of the Portfolios will achieve its respective investment objective. The types of portfolio securities in which each Portfolio may invest are described in greater detail below and under "Appendix A--Certain Portfolio Securities."

EQUITY PORTFOLIOS--These portfolios will invest principally in equity securities. These Portfolios will engage in a value-oriented search for equity securities before they have attracted wide investor interest. The Investment Manager attempts to identify inexpensive securities through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. The Investment Manager focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach). Risk is tempered by diversification of investments.

EQUITY PORTFOLIO

The Equity Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of companies with relatively large capitalizations that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in equity securities, including common stocks, preferred stocks and convertible securities, as well as warrants to purchase such securities. In addition, at times judged by the Investment Manager to be appropriate, the Portfolio may hold up to 20% of its total assets in U.S. Government securities and debt obligations of domestic corporations rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("S&P"), Fitch IBCA, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff" and together with Moody's, S&P and Fitch, the "Rating Agencies"). Obligations rated Baa /BBB by one or more Rating Agencies are considered investment grade obligations that may have speculative characteristics. See "Appendix A--Certain Portfolio Securities--Ratings" for a description of the ratings of the Rating Agencies. The Portfolio also may invest without limitation in short-term money market instruments of the types described in "Appendix A--Money Market Instruments."

The Portfolio also may invest up to 15% of its total assets in foreign equity or debt securities. See "Investment Considerations and Risks--Foreign Securities."

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.


SMALL CAP PORTFOLIO

The Small Cap Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of United States companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. Market capitalization of a company's stock is its market price per share times the number of shares outstanding. The equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights, warrants and American and Global Depositary Receipts.

Investments generally are made in equity securities of companies which, in the Investment Manager's opinion, have one or more of the following characteristics (the "Small Cap Factors"): (i) are undervalued relative to their earnings power, cash flow, and/or asset values; (ii) have an attractive price/value relationship (i.e., have high returns on equity and/or assets with correspondingly low price-to-book and/or price-to-asset value as compared to the market generally or the companies' industry groups in particular), with expectations that some catalyst will cause the perception of value to change within a 24-month time horizon; (iii) have experienced significant relative under performance and are out of favor due to a set of circumstances which are unlikely to harm a company's franchise or earnings power over the longer term;
(iv) have low projected price-to-earnings or price-to-cash-flow multiples relative to their industry peer group and/or the market in general; (v) have the prospect, or the industry in which the company operates has the prospect, to allow it to be become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow used to reduce leverage and enhance shareholder value; and
(vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon.

Under normal conditions, the Portfolio will invest at least 65% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in large capitalization equity securities or debt securities, including cash equivalents. The Portfolio also may invest up to 15% of its total assets in foreign equity or debt securities. See "Investment Considerations and Risks--Foreign Securities."

The Investment Manager believes that the issuers of small capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates, in turn, may be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. See "Investment Considerations and Risks--Equity Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limitation in large capitalization companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.


BANTAM VALUE PORTFOLIO

The Bantam Value Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio will invest primarily in equity securities of companies with market capitalizations under $500 million that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. The equity securities in which the Portfolio may invest include common stocks, preferred stock, securities convertible into or exchangeable for common stocks, rights and warrants and American and Global Depositary Receipts. Investments are generally made in equity securities of companies which, in the Investment Manager's opinion, have one or more of the characteristics of the Small Cap Factors, as well as a potential for increasing recognition, market capitalization and value. See "Small Cap Portfolio" above.

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in large capitalization equity securities or debt securities, including cash equivalents. For a description of the risks associated with investing in small capitalization equity securities, see "Investment Considerations and Risks--Equity Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in larger capitalization companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.


GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio will invest primarily in equity securities of companies both U.S. and non-U.S. that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. The Portfolio engages in a value-oriented search for equity securities of issuers located anywhere in the world. In selecting investments for the Portfolio, the Investment Manager attempts to identify inexpensive markets worldwide, including the United States, through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or potential to improve profitability. In addition, the Investment Manager seeks to identify companies that it believes are financially productive and undervalued in those markets.

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in the equity securities of companies within not less than four countries, including the United States. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the Investment Manager's judgment. With a focus on stock picking, the country allocation decision is an outgrowth of stock selection and is used as an overlay and risk control mechanism to enhance diversification. Nonetheless, the Investment Manager currently intends to invest not less than 25% of the assets of the Portfolio in securities of U.S. issuers. For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks--Foreign Securities."

The assets of the Portfolio are expected to be invested principally in equity securities, including American and Global Depositary Receipts, and in convertible bonds and other convertible securities. The Portfolio is not required to invest exclusively in equity securities, and, if deemed advisable, under normal market conditions, the Portfolio may invest up to 20% of the value of its total assets in fixed-income securities. The Portfolio will not invest in fixed-income securities rated lower than investment grade by the Rating Agencies.

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.


INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States). The Portfolio is not required to invest exclusively in common stocks or other equity securities, and, if deemed advisable, the Portfolio may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. The Portfolio will not invest in fixed-income securities rated lower than investment grade by the Rating Agencies. In addition, the Portfolio may have substantial investments in American Depositary Receipts and Global Depositary Receipts and in convertible bonds and other convertible securities.

The Investment Manager currently intends to invest the Portfolio's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as the Investment Manager may determine from time to time. Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States). The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Investment Manager. For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks--Foreign Securities."

The Investment Manager recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus, the Investment Manager relies on its research capability and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to successful investment abroad. To this end, the Investment Manager communicates with its affiliates, Lazard Freres & Cie. in Paris, Lazard Brothers & Co. Ltd. in London and Lazard Japan Asset Management K.K. in Tokyo, for information concerning current business trends, as well as for a better understanding of the management of local businesses.

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash or cash equivalents.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.


INTERNATIONAL SMALL CAP PORTFOLIO

The International Small Cap Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio will invest primarily in equity securities of non-United States companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in small capitalization equity securities. The Portfolio will invest in equity securities listed on national or regional securities exchanges or traded over-the-counter of companies based in Continental Europe, the United Kingdom, the Pacific Basin, Latin America, Canada and such other areas as the Investment Manager may determine from time to time. The Portfolio also may invest in American and Global Depositary Receipts and in convertible bonds and other convertible securities. In selecting investments for the Portfolio, the Investment Manager will attempt to ascertain inexpensive markets worldwide through traditional measures of value, and identify securities within such undervalued markets which, in the Investment Manager's opinion, have one or more of the characteristics of the Small Cap Factors listed under "Small Cap Portfolio." For a description of the risks associated with investing in small capitalization equity securities, see "Investment Considerations and Risks--Equity Securities."

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in the equity securities of companies in not less than three different countries (not including the United States). The remaining portion of the assets of the Portfolio may be invested in the same or different countries. The percentage of the Portfolio's assets in a particular geographic sector may shift from time to time in accordance with the judgment of the Investment Manager. See "Investment Consideration and Risks--Foreign Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.


EMERGING MARKETS PORTFOLIO

The Emerging Markets Portfolio is a non-diversified portfolio the investment objective of which is to seek long-term capital appreciation. The Portfolio will invest primarily in securities of issuers which are located, or doing significant business, in emerging market countries. Emerging markets include countries where political and economic trends have produced or are producing a more stable economic environment, developed or developing financial markets and investment liquidity. Factors affecting a determination of an emerging market include a legitimate program to reduce government spending and deficits and reduce excessive regulation of commercial activity, including reducing confiscatory tax rates, control of inflation, lower trade barriers, stability of currency exchange rates, increasing foreign and domestic investment, privatization of state-owned companies and expansion of developed financial product exchanges.

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in securities of companies in not less than three different countries (not including the United States).

The remaining portion of the assets of the Portfolio may be invested in the same or different countries. The percentage of the Portfolio's assets invested in particular emerging markets may shift from time to time in accordance with the Investment Manager's judgment. Emerging market countries generally will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. For a description of the risks associated with investing in emerging markets, see "Investment Considerations and Risks--Foreign Securities."

The Portfolio invests primarily in equity securities of issuers located, or doing significant business, in emerging markets including: issuers organized under the laws of the emerging market country or for which the principal trading market for such securities is located in the emerging market country or issuers, wherever organized, when the issuer's principal activities are in the emerging market country. The Portfolio may invest in closed-end investment companies investing in emerging market securities. The Portfolio also may invest in American and Global Depositary Receipts with respect to emerging market securities.

Although the Portfolio expects to invest principally in equity securities of emerging markets issuers, there is no requirement that the Portfolio invest exclusively in equity securities. When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may invest in fixed-income securities or assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

FIXED INCOME PORTFOLIOS--These Portfolios will invest principally in fixed-income securities.



INTERNATIONAL FIXED INCOME PORTFOLIO

The International Fixed Income Portfolio is a non-diversified portfolio the investment objective of which is to seek high total return, consisting of current income and capital appreciation, consistent with what the Investment Manager considers to be prudent investment risk. The Portfolio invests primarily in foreign fixed-income securities of varying maturities, typically greater than one year. Under normal market conditions, the Investment Manager anticipates that the effective duration of the Portfolio will be in the range of two to eight years. The Portfolio's effective duration generally will be shorter than the Portfolio's average maturity. The Portfolio's effective "duration" is a measure of the price sensitivity of its investment portfolio, including expected cash flow, redemptions and mortgage prepayments under a wide range of interest rate conditions.

The Portfolio seeks high current yields by investing in a portfolio of fixed-income securities, such as bonds, debentures, notes, convertible debt obligations, and mortgage-related and asset-back securities, denominated in a range of foreign currencies and in the U.S. dollar. Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in the fixed-income securities of companies within, or governments, political subdivisions, authorities, agencies or instrumentalities of, not less than three different countries (not including the United States). The Portfolio has the flexibility to invest in any region of the world. The Investment Manager currently intends to invest the Portfolio's assets principally in fixed-income securities of companies within, or governments of, Continental Europe, the United Kingdom, Canada, the Pacific Basin and in such other areas and countries as the Investment Manager may determine from time to time, including countries that are considered emerging market countries at the time of investment. See "Investment Considerations and Risks--Foreign Securities." The Portfolio also may invest in American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly.

     At least 85% of the Portfolio's assets will be invested in (i) fixed-income securities rated investment grade by one or more Rating Agencies; (ii) commercial paper issued by foreign or U.S. companies rated Prime-2 or better by Moody's, A or better by S&P, F-2 or better by Fitch or Duff-2 or better by Duff; or (iii) fixed-income securities or commercial paper that, if unrated, is determined by the Investment Manager to be of comparable quality. Up to 15% of the value of the Portfolio's assets may be invested in high yield, high risk fixed-income securities that are rated below investment grade by the Rating Agencies or, if unrated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated below investment grade are considered to be predominantly speculative. The Portfolio has no current intention of investing more than 5% of its total assets in securities that are in default. For a description of the special risks associated with investing in fixed-income securities rated below investment grade, see "Investment Considerations and Risks-- Lower Rated Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in high quality short-term debt securities or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.


STRATEGIC YIELD PORTFOLIO

The Strategic Yield Portfolio is a non-diversified portfolio the investment objective of which is to seek total return, consisting of current income and capital appreciation. The Portfolio invests principally in high-yielding fixed-income securities.

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in fixed-income securities, such as bonds, debentures, notes, convertible debt obligations, and mortgage-related and asset-backed securities, of domestic and foreign issuers. At least 95% of these obligations when purchased by the Portfolio will have a rating of at least Caa/CCC by one or more Rating Agencies or, if not rated, will be of comparable quality as determined by the Investment Manager. See "Investment Considerations and Risks--Foreign Securities." The Portfolio also may invest in American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly.

The Investment Manager expects most of the Portfolio's investment securities will pay cash income. In a limited number of cases, however, "zero coupon" or "payment-in-kind" high-yield securities may be purchased when, in the opinion of the Investment Manager, they offer appropriate value relative to their risk. See "Appendix A--Certain Portfolio Securities--Zero Coupon Securities." Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by the Portfolio or from a general decline in interest rates or both.

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in investment grade debt securities or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions, foreign currency transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

INVESTMENT CONSIDERATIONS AND RISKS

GENERAL--Since each Portfolio will pursue different types of investments, the risks of investing will vary depending on the Portfolio selected for investment. Before investing in a Portfolio, each investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as part of an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

EQUITY SECURITIES--(All Portfolios, except the International Fixed Income Portfolio and Strategic Yield Portfolio) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.

The securities of the smaller companies in which the Small Cap, International Small Cap, Emerging Markets and Bantam Value Portfolios may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. In addition, securities in the small capitalization sector may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies.

FIXED INCOME SECURITIES--(All Portfolios) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer.

Certain portfolio securities, such as those rated below investment grade by the Rating Agencies, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix A--Certain Portfolio Securities--Ratings" below and "Appendix" in the Statement of Additional Information.

FOREIGN SECURITIES--(All Portfolios) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Portfolios will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

With respect to the Emerging Markets, International Fixed Income and Strategic Yield Portfolios, emerging market countries have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many emerging market countries providing investment opportunities for these Portfolios have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

FOREIGN CURRENCY TRANSACTIONS--(All Portfolios, except the Equity Portfolio, Small Cap Portfolio and Bantam Value Portfolio) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix A--Investment Techniques--Foreign Currency Transactions."


USE OF DERIVATIVES--(All Portfolios) Each Portfolio may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives a Portfolio may use, to the extent described above, may include options and futures, mortgage-related securities and asset-backed securities. While Derivatives can be used effectively in furtherance of the Portfolio's investment objective, under certain market conditions, they can increase the volatility of the Portfolio's net asset value, can decrease the liquidity of the Portfolio's securities, and make more difficult the accurate pricing of the Portfolio's securities. See "Appendix A--Investment Techniques--Use of Derivatives" below, and "Investment Objectives and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.


LOWER RATED SECURITIES--(International Fixed Income Portfolio and Strategic Yield Portfolio) Each of these Portfolios may invest a portion of its assets in higher yielding (and, therefore, higher risk) debt securities such as those rated below investment grade by the Rating Agencies. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Portfolio to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. See "Appendix A--Certain Portfolio Securities --Ratings."

PORTFOLIO TURNOVER--(All Portfolios) No Portfolio will consider portfolio turnover to be a limiting factor in making investment decisions. The Investment Manager anticipates that, under normal market conditions, the portfolio turnover rate of each of the Bantam Value Portfolio, Emerging Markets Portfolio, Equity Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio and Small Cap Portfolio will not exceed 100%. The annual portfolio turnover rate of the International Fixed Income Portfolio and Strategic Yield Portfolio may exceed 200% (but is not expected to exceed 300%). A portfolio turnover rate of 100% is equivalent to the Portfolio buying and selling all of the securities in its portfolio once in the course of the year. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses are borne by the Portfolio and its shareholders and may result in the realization of substantial net short-term capital gains.


NON-DIVERSIFIED PORTFOLIOS--(All Portfolios) Each Portfolio is classified as a "non-diversified" investment company, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Since a relatively high percentage of each Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Portfolio's securities may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter no Portfolio may have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

STATE INSURANCE REGULATION--(All Portfolios) The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states may have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If applied to the Fund, each Portfolio may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that each Portfolio operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Portfolio is offered.

SIMULTANEOUS INVESTMENT BY OTHER PORTFOLIOS OR FUNDS--(All Portfolios) Investment decisions for each Portfolio are made independently from those of the other portfolios and accounts managed by the Investment Manager. If, however, such other portfolios or accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.


YEAR 2000 RISKS--(ALL PORTFOLIOS) Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Manager is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.


MANAGEMENT OF THE FUND AND THE PORTFOLIOS

DIRECTORS

The Board of Directors, under applicable laws of the State of Maryland, in addition to supervising the actions of the Investment Manager, as set forth below, decides upon matters of general policy.

INVESTMENT MANAGER AND
INVESTMENT MANAGEMENT
AGREEMENT

Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, has entered into an investment management agreement (the "Management Agreement") with the Fund on behalf of each of the Portfolios. Pursuant to the Management Agreement, the Investment Manager regularly will provide the Portfolios with investment research, advice and supervision and continuously furnish an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.


The Investment Manager also is responsible for the selection of brokers and dealers to effect securities transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Brokerage commissions may be paid to Lazard Freres for executing securities transactions if the use of Lazard Freres is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers. The allocation of brokerage transactions also may take into account a broker's sales of Portfolio shares. See "Portfolio Transactions" in the Statement of Additional Information.

The Investment Manager is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission (the "Commission") and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. The Investment Manager provides investment management services to the Fund's other portfolios and client discretionary accounts with assets totaling approximately $53 billion as of December 31, 1997. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net asset value:



                                          Investment Management
Name of Portfolio                                 Fee Payable
---------------                            --------------------
Bantam Value Portfolio                            .75%
Emerging Markets Portfolio                       1.00%
Equity Portfolio                                  .75%
Global Equity Portfolio                           .75%
International Equity Portfolio                    .75%
International Fixed Income Portfolio              .75%
International Small Cap Portfolio                 .75%
Small Cap Portfolio                               .75%
Strategic Yield Portfolio                         .75%


The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 1997, the Investment Manager waived all of its management fees with respect to the Emerging Markets Portfolio and the Small Cap Portfolio.

Each Portfolio will bear all expenses not specifically assumed by the Investment

Manager, including, among others, the fee payable to the Investment Manager, the fees of the Directors who are not "affiliated persons" of the Investment Manager, the expenses of all Directors, the fees and out-of-pocket expenses of the Fund's custodian and the transfer and dividend disbursing agent and the fee payable under the Distribution and Servicing Plan. See "Distribution and Servicing Plan." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio. For a more detailed description of the expenses to be borne by the Portfolios, see "Management" and "Distribution and Servicing Plan" in the Statement of Additional Information.

PRINCIPAL PORTFOLIO MANAGERS

The names of the principal persons employed by or associated with the Investment Manager who are primarily responsible for the day-to-day management of the assets of each of the Portfolios are as follows:

BANTAM VALUE PORTFOLIO--Eileen Alexanderson, Herbert W. Gullquist, Bradley J. Purcell, Michael S. Rome and Leonard M. Wilson

EMERGING MARKETS PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg

EQUITY PORTFOLIO--Herbert W. Gullquist and Michael S. Rome

GLOBAL EQUITY PORTFOLIO--Herbert W. Gullquist, John R. Reinsberg and Michael S. Rome

INTERNATIONAL EQUITY PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg

INTERNATIONAL FIXED INCOME PORTFOLIO--Thomas F. Dunn and Ira O. Handler

INTERNATIONAL SMALL CAP PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg

SMALL CAP PORTFOLIO--Eileen Alexanderson, Herbert W. Gullquist, Bradley J. Purcell, Michael S. Rome and Leonard M. Wilson

STRATEGIC YIELD PORTFOLIO--Thomas F. Dunn and Ira O. Handler


BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS

EILEEN ALEXANDERSON. Ms. Alexanderson is a Managing Director of the Investment Manager where she has been employed since 1979.

THOMAS F. DUNN. Mr. Dunn is a Managing Director of the Investment Manager and has been with the Investment Manager since January 1, 1995. Prior thereto, he was a Senior Vice President of Goldman Sachs Asset Management.

HERBERT W. GULLQUIST. Mr. Gullquist has been Vice Chairman of the Investment Manager since 1997 and a Managing Director and Chief Investment Officer of the Investment Manager since 1982.

IRA O. HANDLER. Mr. Handler has been a Managing Director of the Investment Manager since January 1998, (a Senior Vice President from January 1994 to January 1998) and has been a Global & Emerging Fixed Income Portfolio Manager of the Investment Manager since 1992.

BRADLEY J. PURCELL. Mr. Purcell is a Vice President of the Investment Manager and has been with the Investment Manager since 1991.

JOHN R. REINSBERG. Mr. Reinsberg is a Managing Director of the Investment Manager and has been with the Investment Manager since 1992.

MICHAEL S. ROME. Mr. Rome is a Managing Director of the Investment Manager and has been with the Investment Manager since 1991.

LEONARD M. WILSON. Mr. Wilson has been a Senior Vice President of the Investment Manager since 1988.

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Portfolio's administrator pursuant to an Administration Agreement with the Fund.

DISTRIBUTOR

Under the terms of a distribution agreement with the Fund, Lazard Freres acts as distributor for the Portfolios.


CUSTODIAN; TRANSFER AND DIVIDEND DISBURSING AGENT

State Street has been retained to act as Custodian of the Portfolios' investments. Boston Financial Data Services Inc., an affiliate of State Street, serves as the Fund's Transfer and Dividend Disbursing Agent. Neither the Custodian nor the Transfer Agent has any part in deciding any of the Portfolio's investment policies or which securities are to be purchased or sold for any Portfolios. Subject to the supervision of the Fund's Board of Directors, the Custodian may enter into subcustodial arrangements on behalf of any of the Portfolios for the holding of foreign securities.


PURCHASE OF SHARES

INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND. INDIVIDUALS SHOULD CONSULT A PARTICIPATING INSURANCE COMPANY, THE ADMINISTRATOR OF AN ELIGIBLE PLAN OR A FINANCIAL INTERMEDIARY FOR INFORMATION ON THE PURCHASE OF PORTFOLIO SHARES. THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

Purchase orders received by the Participating Insurance Company or Eligible Plan on a given business day will be effected at the net asset value of the applicable Portfolio determined on such business day if the orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's or Eligible Plan administrator's or trustee's responsibility to transmit purchase orders in accordance with applicable requirements.

Fund shares are sold on a continuous basis. Net asset value ordinarily is determined as of 4:00 p.m. (New York Time) on each day during which the New York Stock Exchange is open for trading. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of each Portfolio (i.e., the value of its assets less liabilities) by the total number of shares outstanding. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. Other debt securities are valued using available market quotations or at fair value which may be determined by one or more pricing services. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


REDEMPTION OF SHARES

Portfolio shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies or by Eligible Plans. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests received by the Participating Insurance Company or Eligible Plan on a given business day will be effected at the net asset value of the applicable Portfolio determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's or Eligible Plan administrator's or trustee's responsibility to properly transmit redemption requests in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on the Portfolio's then-current net asset value.

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Commission.

DISTRIBUTION AND SERVICING PLAN

Shares of the Portfolios are subject to a Distribution and Servicing Plan, adopted pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution and Servicing Plan, each Portfolio pays Lazard Freres for advertising, marketing and distributing the Portfolio's shares and for the provision of certain services to the holders of Portfolio shares at an annual rate of .25 of 1% of the Portfolio's average daily net assets. Lazard Freres may make payments to Participating Insurance Companies for providing these services to Policy owners or to certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") for providing these services to Eligible Plan participants. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in the NASD Conduct Rules. Depending on a Participating Insurance Company's corporate structure and applicable state law, Lazard Freres may make payments to the Participating Insurance Company's affiliated broker-dealer or other affiliated company rather than the Participating Insurance Company itself.

From time to time, Lazard Freres may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable to Lazard Freres under the Distribution and Servicing Plan for advertising, marketing and distributing Portfolio shares and for payments to Participating Insurance Companies and Service Agents are payable without regard to actual expenses incurred.

DIVIDENDS AND DISTRIBUTIONS

INTERNATIONAL FIXED

INCOME PORTFOLIO AND STRATEGIC YIELD PORTFOLIO--Declare dividends from net investment income daily. Dividends ordinarily are paid five business days prior to the end of each month. The earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day.

EQUITY PORTFOLIO, BANTAM VALUE PORTFOLIO, EMERGING MARKETS PORTFOLIO, GLOBAL EQUITY PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, INTERNATIONAL SMALL CAP PORTFOLIO AND SMALL CAP PORTFOLIO--Declare and pay dividends from net investment income annually.

APPLICABLE TO ALL PORTFOLIOS--Net realized capital gains, if any, generally will be distributed once a year, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. No Portfolio will make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. Shares begin accruing dividends on the day the purchase order is received in proper form by the Transfer Agent. Dividends and distributions will be invested in additional shares of the same Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

TAXATION


Management believes that each of the Emerging Markets Portfolio and the Small Cap Portfolio has qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under Subchapter M of the Code. It is intended that each such Portfolio will continue to so qualify and that each other Portfolio will qualify as a regulated investment company, if such qualification is in the best interests of its shareholders. Each Portfolio will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Portfolio. By qualifying as a regulated investment company under the Code, a Portfolio will not be subject to Federal income taxes with respect to net investment income and net capital gains distributed to its shareholders.

Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying Policies in order for the Policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolios under Subchapter M of the Code, may affect the composition of a Portfolio's investments. Since the shares of the Portfolios currently are sold to segregated asset accounts underlying such Policies, each Portfolio intends to comply with the diversification requirements as set forth in the regulations.

By meeting these and other requirements, the Participating Insurance Companies, rather than the Policy owners, should be subject to tax on distributions received with respect to Portfolio shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.

Dividends and distributions made by the Portfolios to Eligible Plans are not taxable to the Plans or to the participants thereunder. The Portfolios will be managed without regard to tax ramifications.

Since the Fund's shareholders are the Participating Insurance Companies, their separate accounts and Eligible Plans, no discussion is included herein as to the Federal income tax consequences to Policy owners and Eligible Plan participants. For information concerning the Federal income tax consequences, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee.

ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Fund consists of five hundred million shares of common stock, $.001 par value. To date, the Fund's Board of Directors has authorized a total of ten Portfolios. Each Portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies. A shareholder in a Portfolio will be entitled to its pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, will receive the then-current net asset value of that Portfolio represented by the redeemed shares. See "Purchase of Shares" and "Redemption of Shares." The Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives, policies or restrictions. All shares of the

Fund will be validly issued, fully paid and non-assessable. Each share has one vote.

In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy or an Eligible Plan that participates in the Fund will request voting actions from Policy holders or Plan participants and will vote shares in proportion to the voting instructions received. For further information on voting rights, Policy holders should refer to the prospectus for their Policies and Plan participants should consult the Plan's administrator or trustee.

Maryland law does not require annual meetings of shareholders except under certain specified circumstances and it is anticipated that shareholder meetings will be held only when required by Federal or Maryland law. A meeting of shareholders will be called, however, for the purpose of voting upon the question of removal of a director of the Fund, upon the written request of holders of not less than ten percent of all votes entitled to be cast at the meeting. The Fund will assist shareholders in communications concerning the removal of any director of the Fund.


PERFORMANCE INFORMATION

From time to time, the Portfolios may advertise their "average annual total return" and their "total return." THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. These total returns show the investment results of the Portfolio over a specified period of time (such as one, five or ten years, or the period of time since commencement of operations, if shorter) and assume the reinvestment of all distributions and dividends. Both types of total return are computed in the same manner, except that the "average annual total return" requires the additional step of determining the annual rate of return required for the initial investment to equal the "total return" at the end of the relevant period.

In addition, from time to time, the Fund may advertise "yield" and "actual distribution rate" quotations for one or more Portfolios. A Portfolio's "yield" for any 30-day period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio's "actual distribution rate" is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of any Portfolio should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The yield and total return for a Portfolio should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and therefore will be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.


The Fund is newly-organized and only three of the Portfolios, the Small Cap Portfolio, Emerging Markets Portfolio and Equity Portfolio, recently commenced operations on November 4, 1997, November 4, 1997, and March 19, 1998, respectively. However, each Portfolio has the same investment objectives and follows substantially the same investment policies as a corresponding publicly offered series of The Lazard Funds, Inc., which is an open-end investment company. These Lazard public funds have the same portfolio managers as the corresponding Portfolios offered in this Prospectus. Historical performance information for the Institutional Shares of the corresponding Lazard public funds for various periods ended December 31, 1997 is set forth on "Appendix B". Such performance information should not be viewed as a substitute for the Portfolios' own performance nor indicative of the future performance of the Portfolios. For information regarding the Portfolios' own performance, see "Financial Highlights" above and the Fund's annual report for the fiscal year ended December 31, 1997, which may be obtained without charge by writing to the address or calling the appropriate number set forth on the cover page of this Prospectus.

APPENDIX A

INVESTMENT TECHNIQUES

FOREIGN CURRENCY TRANSACTIONS--(All Portfolios, except the Bantam Value Portfolio, Equity Portfolio and Small Cap Portfolio) Foreign currency transactions may be entered into a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive in the exchange. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

BORROWING MONEY--(All Portfolios) Each Portfolio is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Portfolio currently intends to borrow money only from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments.

USE OF DERIVATIVES--(All Portfolios) Each Portfolio may invest in the types of Derivatives enumerated under "Investment Consideration and Risks--Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the Portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Portfolio's performance.


If the Portfolio invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its Derivatives were poorly correlated with its other investments or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Although neither the Fund nor any Portfolio will be a commodity pool, certain Derivatives subject the Portfolio to the rules of the Commodity Futures Trading Commission which limit the extent to which the Portfolio can invest in such Derivatives. The Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Each Portfolio may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Portfolio may write (i.e., sell) covered call and put options contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Commission, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.

LENDING PORTFOLIO SECURITIES--(All Portfolios) Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

FORWARD COMMITMENTS--(All Portfolios) Each Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. When required by the Commission, a Portfolio may have to set aside permissible liquid assets in a segregated account to cover its commitments.

CERTAIN PORTFOLIO SECURITIES

CONVERTIBLE SECURITIES--(All Portfolios) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

DEPOSITARY RECEIPTS--(All Portfolios) Each Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES--(All Portfolios) Each Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

WARRANTS--(All Portfolios) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. A Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

MORTGAGE-RELATED SECURITIES--(International Fixed Income Portfolio and Strategic Yield Portfolio) Mortgage-related securities are a form of Derivative collateralized by pools of mortgages. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities. Stripped mortgage-backed securities usually are structured with classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

The mortgage-related securities in which these Portfolios may invest also include multi-class pass through certificates secured principally by mortgage loans on commercial properties. These mortgage-related securities are structured similarly to mortgage-related securities secured by pools of residential mortgages. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

Each of these Portfolios also may invest in subordinated mortgage-related securities ("Subordinated Securities"), which are issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Portfolio. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. For further discussion concerning the investment considerations involved, see "Investment Considerations and Risks--Fixed-Income Securities" and "Appendix A--Certain Portfolio Securities--Illiquid Securities" below.

ASSET-BACKED SECURITIES--(International Fixed Income Portfolio and Strategic Yield Portfolio) Asset-backed securities are a form of Derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Portfolio may invest in these and other types of asset-backed securities that may be developed in the future.

Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

ZERO COUPON AND STRIPPED U.S. TREASURY SECURITIES--(Strategic Yield Portfolio) The Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

INVESTMENT COMPANIES--(All Portfolios) Each Portfolio may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses.

MONEY MARKET INSTRUMENTS--(All Portfolios) Each Portfolio, unless otherwise provided, may invest in the following types of Money Market Instruments.

     U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

     FOREIGN GOVERNMENT SECURITIES. (All Portfolios) Securities issued or guaranteed by a foreign government or its agencies or instrumentalities.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Portfolio may enter into repurchase agreements with certain banks or non-bank dealers.

     BANK OBLIGATIONS. The Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are differing in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Investment Considerations and Risks--Foreign Securities."

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper of U.S. issuers or foreign issuers (in the case of the International Equity Portfolio, International Fixed Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Strategic Yield Portfolio and Global Equity Portfolio) purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, Fitch-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding debt issue currently rated at least Aa/AA by one or more Rating Agencies, or (c) if unrated, determined by the Investment Manager to be of comparable quality to those rated obligations which may be purchased by the Portfolio.

     PARTICIPATION INTERESTS. Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest.

ILLIQUID SECURITIES--(All Portfolios) Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and, with respect to the International Fixed Income Portfolio and Strategic Yield Portfolio, certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

RATINGS--(All Portfolios) Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P, Fitch and Duff are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch and Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's or CCC by S&P, Fitch and Duff are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P, Fitch and Duff are in default, and payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.

The Rating Agencies' ratings represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risks of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Portfolio's ability to achieve its investment objective may be more dependent on the Investment Manager's credit analysis than might be the case for a fund that invested in higher rated securities.

                                   APPENDIX B


Set forth below is total return and average annual total return information for the Institutional Shares of publicly offered series of The Lazard Funds, Inc., which correspond to the Portfolios offered in this Prospectus, calculated as described under "Performance Information," and for an appropriate securities index. Investors should not consider this performance data as an indication of the future performance of the Portfolios offered in this Prospectus. The performance figures below reflect the deduction of the historical fees and expenses paid by the Institutional Shares of the Lazard public funds, and not those to be paid by the Portfolios. The figures also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies. Policy owners should refer to the applicable insurance company disclosure documents for information on such charges and expenses. Additionally, although it is anticipated that each Portfolio and its corresponding Lazard public fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Moreover, the Equity Portfolio is a non-diversified fund, while Lazard Equity Portfolio is a diversified fund. See "Description of the Portfolios--Investment Considerations and Risks--Non-Diversified Portfolios."

The total return and average annual total return for the Institutional Shares of the corresponding Lazard public funds and securities indices for the indicated periods ended December 31, 1997 were:

NAME OF
PUBLIC FUND                                       TOTAL RETURN                             AVERAGE ANNUAL TOTAL RETURN
AND INDEX                                 PERIOD ENDED DECEMBER 31, 1997                PERIOD ENDED DECEMBER 31, 1997
                                   ----------------------------------------------   ------------------------------------------
                                      ONE       THREE      FIVE       SINCE          ONE      THREE     FIVE       SINCE
                                      YEAR      YEARS      YEARS    INCEPTION*      YEAR      YEARS     YEARS    INCEPTION*
                                  ----------------------------------------------    ------------------------------------------
Lazard Equity Portfolio               25.13%    106.59%    155.41%    329.57%        25.13%    27.36%    20.63%    14.75%
Standard & Poor's 500 Index**         33.36%    125.60%    151.63%    356.05%        33.36%    31.15%    20.27%    15.42%

Lazard Small Cap Portfolio            28.06%     92.86%    156.00%    233.85%        28.06%    24.47%    20.68%    21.57%
Russell 2000 Stock Index**            22.36%     83.06%    113.73%    160.74%        22.36%    22.33%    16.41%    16.80%


                                      -38-




Lazard Bantam Value Portfolio         33.94%       N/A        N/A       78.53%        33.94%      N/A       N/A      37.32%
Russell 2000 Index**                  22.36%       N/A        N/A       38.69%        22.36%      N/A       N/A      19.60%

Lazard Global Equity Portfolio        15.26%       N/A        N/A       33.46%        15.26%      N/A       N/A      15.57%
MSCI World Index**                    15.76%       N/A        N/A       30.61%        15.76%      N/A       N/A      14.33%

Lazard International Equity
  Portfolio                          11.84%     46.33%     92.22%       85.22%        11.84%   13.53%    13.96%      10.50%
EAFE Index**                          1.78%     20.05%     71.49%       51.00%         1.78%    6.28%    11.39%       6.91%

Lazard International Small Cap
  Portfolio                           0.27%     18.03%        N/A       22.54%         0.27%    5.68%       N/A       5.10%
Salomon EMI Index Ex-US**            -9.39%      2.28%        N/A       18.08%        -9.39%    0.75%       N/A       4.15%

Lazard Emerging Markets Portfolio    -9.84%      4.91%        N/A        3.44%        -9.84%    1.61%       N/A       0.98%
IFC Investable Total Return Index** -14.85%    -14.70%        N/A      -15.30%       -14.85%   -5.16%       N/A      -4.68%

Lazard International Fixed Income
  Portfolio+                         -5.58%     18.94%     43.31%       52.00%      -5.58%       5.95%    7.46%      7.02%
Salomon World Gov't Bond
  Index Ex-US**                      -4.26%     19.14%     45.36%       63.88%      -4.26%       6.01%    7.77%      8.34%

Lazard Strategic Yield Portfolio++    5.31%     36.03%     53.58%       66.17%       5.31%      10.80%    8.96%      8.46%
LIBOR USD Fixed Index**               5.80%     18.57%     28.17%       34.73%       5.80%       5.84%    5.09%      4.89%

                                      -39-

----------

 * Inception dates for Institutional Shares are: Lazard Equity Portfolio--June 1, 1987; Lazard Small Cap Portfolio--October 31, 1991; Lazard Bantam Value Portfolio--March 4, 1996; Lazard Global Equity Portfolio--January 3, 1996; Lazard International Equity Portfolio--October 31, 1991; Lazard International Small Cap Portfolio--December 1, 1993; Lazard Emerging Markets Portfolio-- July 15, 1994; Lazard International Fixed Income Portfolio--October 31, 1991; and Lazard Strategic Yield Portfolio--October 1, 1991.

** The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged and have no fees or costs. The S&P 500(R) Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000(R) Index is composed of 2,000 common stocks of U.S. companies with an average market capitalization of approximately $467 million as of December 31, 1997. The Morgan Stanley Capital International (MSCI) World Index is an arithmetic, market value-weighted average return net of dividends taxation, which is derived from equities of EAFE Index countries plus equities from Canada and the United States. The Morgan Stanley Capital International, Europe, Australia and Far East Index (EAFE Index) is a broadly diversified international index composed of the equity securities of approximately 1,000 companies located outside the United States. The Salomon Extended Market Index (EMI) Ex-US represents the bottom 20% based on market capitalization of the universe of institutionally available global securities of non-U.S. companies with a market capitalization greater than $100 million. The IFC Investable Total Return Index is a market capitalization-weighted index of emerging markets securities that represent approximately 65% of all securities based on market capitalization compiled by the International Finance Corporation. The Salomon World Government Bond Index Ex-US is a market capitalization-weighted index of institutionally traded fixed rate non-U.S. dollar government bonds, fully hedged into U.S. dollars. The London Interbank Offered Rate-US dollar Fixed Rate Index is an average derived from sixteen quotations provided by banks determined by the British Bankers Association.

 + Effective January 1, 1993, Lazard International Fixed Income Portfolio, formerly Lazard Global Fixed Income Portfolio, was renamed to reflect changes in certain non-fundamental investment policies of the public fund. The performance of the public fund is now measured by the index "excluding U.S." Performance of the index "Since Inception" shown above is a blended return of the index "including U.S." and the index "excluding U.S." for the applicable periods.

++ Effective May 1, 1993, Lazard Strategic Yield Portfolio, formerly Lazard
   High-Yield Portfolio, was renamed to reflect changes in certain non-fundamental investment policies of the public fund.

     The above returns reflect partial waivers of fees. Without such waivers, the total returns and average annual total returns would have been lower.

                                     * * *

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   MAY 1, 1998

                                   PROSPECTUS

                                LAZARD RETIREMENT
                                  SERIES, INC.
------------------------------------

Lazard Retirement Equity Portfolio
Lazard Retirement Small Cap Portfolio
Lazard Retirement International Equity Portfolio
Lazard Retirement Emerging Markets Portfolio

----------------------------------

30 Rockefeller Plaza
New York, New York  10112
(800) 823-6300



INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

This Prospectus sets forth concisely information about the Fund and the Portfolios that a prospective investor should know before investing in a Portfolio. A Statement of Additional Information dated May 1, 1998, which may be revised from time to time, containing additional and more detailed information about the Portfolios, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. The Statement of Additional Information is available without charge and can be obtained by writing or calling the Fund at the address and telephone number printed above.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Lazard Retirement Series, Inc. (the "Fund") is a no-load, open-end management investment company, known as a mutual fund. By this Prospectus, the Fund is offering shares of four portfolios (each, a "Portfolio"), WHICH ARE OFFERED ONLY TO QUALIFIED PENSION AND RETIREMENT PLANS AND VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. Shares of the Portfolios bear certain costs pursuant to a Distribution and Servicing Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). For offers to separate accounts, this Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product which should precede or accompany this Prospectus.

Lazard Asset Management (the "Investment Manager"), a division of Lazard Freres & Co. LLC ("Lazard Freres"), professionally manages each Portfolio.

The names and investment objectives of the Portfolios are as follows:

LAZARD RETIREMENT EQUITY PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with relatively large capitalizations that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT SMALL CAP PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in the equity securities of non-United States companies that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of non-United States issuers located, or doing significant business, in emerging market countries that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

TABLE OF CONTENTS
                                                                            Page
Annual Operating Expenses..................................................    4
Description of the Portfolios..............................................    6
   General.................................................................    6
   Investment Objectives and Policies......................................    6
   Investment Considerations and Risks.....................................   10
Management of the Fund and the Portfolios..................................   13
Purchase of Shares.........................................................   15
Redemption of Shares.......................................................   16
Distribution and Servicing Plan............................................   16
Dividends and Distributions................................................   17
Taxation...................................................................   17
Organization and Description of Capital Stock..............................   18
Performance Information....................................................   18
Appendix A.................................................................   20
Appendix B.................................................................   26

ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)

                                                                                                    TOTAL PORTFOLIO
                                               MANAGEMENT           12b-1              OTHER           OPERATING
                                                  FEES              FEES             EXPENSES          EXPENSES
                                              ------------        --------           ---------       ------------
EQUITY PORTFOLIO                                  .75%              .25%               .50%              1.50%
INTERNATIONAL EQUITY PORTFOLIO                    .75%              .25%               .60%              1.60%
SMALL CAP PORTFOLIO                               .75%              .25%               .50%              1.50%
EMERGING MARKETS PORTFOLIO                       1.00%              .25%               .55%              1.80%


EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                               1 Year            3 Years
                                                -----            ------
EQUITY PORTFOLIO                                 $15               $48
INTERNATIONAL EQUITY PORTFOLIO                   $16               $51
SMALL CAP PORTFOLIO                              $15               $48
EMERGING MARKETS PORTFOLIO                       $18               $57

--------------------------------------------------------------------------------
THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
--------------------------------------------------------------------------------

The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Portfolio, the payment of which will reduce investors' annual return. The expenses noted above are based on estimated amounts for the current fiscal year. The information in the foregoing table does not reflect deduction of account fees and charges to separate accounts or related insurance policies that may be imposed by participating insurance companies. For a further description of the various costs and expenses incurred in the operation of the Portfolios, see "Management of the Fund and the Portfolios" and "Distribution and Servicing Plan."

                              FINANCIAL HIGHLIGHTS

The financial highlights set forth below have been audited by ABA Seymour Schneidman Financial Services Group, a division of Anchin, Block & Anchin LLP, Independent Accountants. Additional financial information, related notes and report of independent accountants accompany the Statement of Additional Information, which is available upon request. The Equity Portfolio and International Equity Portfolio had not commenced operations as of the date of the financials and, therefore, no financial data are provided for such Portfolios.

LAZARD RETIREMENT SERIES, INC.
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------------

                                                                                        LESS DISTRIBUTION FROM
                                INCOME (LOSS) FROM INVESTMENT OPERATIONS                         AND
                           ---------------------------------------------                    IN EXCESS OF:
                                                      REALIZED AND                      ----------------------
                                                      UNREALIZED
                            NET ASSET                 GAIN (LOSS)
                              VALUE      INVESTMENT       ON            TOTAL FROM                             NET ASSET
                           BEGINNING OF   (INCOME)    INVESTMENTS-      INVESTMENT      INVESTMENT             VALUE, END
  PERIOD                     PERIOD       LOSS-NET        NET           OPERATIONS      INCOME-NET   CAPITAL   OF PERIOD
  ------                  ------------   ----------       ---           -----------     ----------   -------   ----------
LAZARD RETIREMENT SMALL CAP PORTFOLIO
11/4/97* TO 12/31/97 ....   $10.00        $0.020      $(0.164)           $(0.144)       $(0.016)       --         $9.84

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
11/4/97* TO 12/31/97 ....   $10.00        $0.038      $(0.509)           $(0.471)       $(0.035)      $(0.004)    $9.49



                                        RATIOS TO AVERAGE NET ASSETS
                                        ----------------------------

                                                        INVESTMENT    PORTFOLIO    AVERAGE      NET ASSETS,
                              TOTAL                      INCOME-      TURNOVER   COMMISSION    END OF PERIOD
    PERIOD                   RETURN++   EXPENSES-NET+     NET+          RATE      RATE PAID**     (000'S)
    ------                   --------   ------------      ---           ----      ----------   --------------
LAZARD RETIREMENT SMALL CAP PORTFOLIO
11/4/97* TO 12/31/97 ....   (1.4)%      1.50%(a),(b)      0.71%          0.00%      $0.0471        $  591

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
11/4/97* TO 12/31/97 ....   (4.7)%      1.80%(a),(b)      1.96%          0.00%      $0.0080        $1,429


------------
 +Annualized for periods of less than one year.
++Total return represents aggregate total return for the period indicated.
 *Commencement of operations.
**The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity securities transactions on which commissions are charged.
(a) If the Investment Manager and Administrator had not waived certain fees and reimbursed certain expenses and the Portfolios had not paid fees indirectly, the ratio of expenses to average net assets (and net investment income per share) would have been 52.55% annualized ($-1.417) for the Small Cap Portfolio and 23.17% annualized ($-0.376) for the Emerging Markets Portfolio.
(b) Includes expense reductions. Excluding expense reductions, the ratio of expenses to average net assets would have been 1.57% annualized for the Small Cap Portfolio and 1.85% for the Emerging Markets Portfolio.

Further information about the Portfolios' performance is contained in the Fund's annual report for the fiscal year ended December 31, 1997, which may be obtained without charge by writing to the address or calling the appropriate number set forth on the cover page of this Prospectus.

DESCRIPTION OF THE PORTFOLIOS

General

Shares of the Portfolios are offered only to variable annuity and variable life insurance separate accounts established by affiliated and unaffiliated life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies"). The Policies are described in the separate prospectuses and statements of additional information issued by the Participating Insurance Companies, over which the Fund assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans" or "Plans").

Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants to conflict, although the Fund currently does not foresee any disadvantages to Policy owners or Eligible Plan participants arising therefrom. Nevertheless, the Fund's Board of Directors intends to monitor events to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of a Portfolio's assets, which could adversely affect the Portfolio's net asset value per share.


INVESTMENT OBJECTIVES AND POLICIES

Each Portfolio has a different investment objective, which it pursues through separate investment policies as described herein. The differences in objectives and policies among the Portfolios determines the types of portfolio securities in which each Portfolio invests, and can be expected to affect the degree of risk to which each Portfolio is subject and its yield or return. The following investment objectives and related policies and activities of each of the Portfolios, except as otherwise indicated, are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders. There can be no assurance that any of the Portfolios will achieve its respective investment objective. The types of portfolio securities in which each Portfolio may invest are described in greater detail below and under "Appendix A--Certain Portfolio Securities."

EQUITY PORTFOLIOS--These portfolios will invest principally in equity securities. These Portfolios will engage in a value-oriented search for equity securities before they have attracted wide investor interest. The Investment Manager attempts to identify inexpensive securities through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. The Investment Manager focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach). Risk is tempered by diversification of investments.

EQUITY PORTFOLIO

The Equity Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of companies with relatively large capitalizations that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in equity securities, including common stocks, preferred stocks and convertible securities, as well as warrants to purchase such securities. In addition, at times judged by the Investment Manager to be appropriate, the Portfolio may hold up to 20% of its total assets in U.S. Government securities and debt obligations of domestic corporations rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("S&P"), Fitch IBCA, Inc. ("Fitch") and Duff & Phelps
Credit Rating Co. ("Duff" and together with Moody's, S&P and Fitch, the "Rating Agencies"). Obligations rated Baa /BBB by one or more Rating Agencies are considered investment grade obligations that may have speculative characteristics. See "Appendix A--Certain Portfolio Securities--Ratings" for a description of the ratings of the Rating Agencies. The Portfolio also may invest without limitation in short-term money market instruments of the types described in "Appendix A--Money Market Instruments."

The Portfolio also may invest up to 15% of its total assets in foreign equity or debt securities. See "Investment Considerations and Risks--Foreign Securities."

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

SMALL CAP PORTFOLIO

The Small Cap Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of United States companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. Market capitalization of a company's stock is its market price per share times the number of shares outstanding. The equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights, warrants and American and Global Depositary Receipts.

Investments generally are made in equity securities of companies which, in the Investment Manager's opinion, have one or more of the following characteristics (the "Small Cap Factors"): (i) are undervalued relative to their earnings power, cash flow, and/or asset values; (ii) have an attractive price/value relationship (i.e., have high returns on equity and/or assets with correspondingly low price-to-book and/or price-to-asset value as compared to the market generally or the companies' industry groups in particular), with expectations that some catalyst will cause the perception of value to change within a 24-month time horizon; (iii) have experienced significant relative under performance and are out of favor due to a set of circumstances which are unlikely to harm a company's franchise or earnings power over the longer term; (iv) have low projected price-to-earnings or price-to-cash-flow multiples relative to their industry peer group and/or the market in general;
(v) have the prospect, or the industry in which the company operates has the prospect, to allow it to be become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow used to reduce leverage and enhance shareholder value; and (vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon.

Under normal conditions, the Portfolio will invest at least 80% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in large capitalization equity securities or debt securities, including cash equivalents. The Portfolio also may invest up to 15% of its total assets in foreign equity or debt securities. See "Investment Considerations and Risks--Foreign Securities."

The Investment Manager believes that the issuers of small capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates, in turn, may be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. See "Investment Considerations and Risks--Equity Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limitation in large capitalization companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States). The Portfolio is not required to invest exclusively in common stocks or other equity securities, and, if deemed advisable, the Portfolio may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. The Portfolio will not invest in fixed-income securities rated lower than investment grade by Standard & Poor's Ratings Group ("S&P"), or Moody's Investors Service, Inc. ("Moody's") (together, the "Rating Agencies"). In addition, the Portfolio may have substantial investments in American Depositary Receipts and Global Depositary Receipts and in convertible bonds and other convertible securities.

The Investment Manager currently intends to invest the Portfolio's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as the Investment Manager may determine from time to time. Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States). The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Investment Manager. For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks--Foreign Securities."

The Investment Manager recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus, the Investment Manager relies on its research capability and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to successful investment abroad. To this end, the Investment Manager communicates with its affiliates, Lazard Freres Gestion Banque in Paris, Lazard Asset Management Ltd. in London and Lazard Japan Asset Management K.K. in Tokyo, for information concerning current business trends, as well as for a better understanding of the management of local businesses.

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash or cash equivalents.


In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.


EMERGING MARKETS PORTFOLIO

The Emerging Markets Portfolio is a non-diversified portfolio the investment objective of which is to seek long-term capital appreciation. The Portfolio will invest primarily in securities of issuers which are located, or doing significant business, in emerging market countries. Emerging markets include countries where political and economic trends have produced or are producing a more stable economic environment, developed or developing financial markets and investment liquidity. Factors affecting a determination of an emerging market include a legitimate program to reduce government spending and deficits and to reduce excessive regulation of commercial activity, including reducing confiscatory tax rates, control of inflation, lower trade barriers, stability of currency exchange rates, increasing foreign and domestic investment, privatization of state-owned companies and expansion of developed financial product exchanges.

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in securities of companies in not less than three different countries (not including the United States). The remaining portion of the assets of the Portfolio may be invested in the same or different countries. The percentage of the Portfolio's assets invested in particular emerging markets may shift from time to time in accordance with the Investment Manager's judgment. Emerging market countries generally will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. For a description of the risks associated with investing in emerging markets, see "Investment Considerations and Risks--Foreign Securities."

The Portfolio invests primarily in equity securities of issuers located, or doing significant business, in emerging markets including: issuers organized under the laws of the emerging market country or for which the principal trading market for such securities is located in the emerging market country or issuers, wherever organized, when the issuer's principal activities are in the emerging market country. The Portfolio may invest in closed-end investment companies investing in emerging market securities. The Portfolio also may invest in American and Global Depositary Receipts with respect to emerging market securities.

Although the Portfolio expects to invest principally in equity securities of emerging markets issuers, there is no requirement that the Portfolio invest exclusively in equity securities. When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may invest in fixed-income securities or assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.


INVESTMENT CONSIDERATIONS
AND RISKS

GENERAL--Since each Portfolio will pursue different types of investments, the risks of investing will vary depending on the Portfolio selected for investment. Before investing in a Portfolio, each investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as part of an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment

Objectives and Management Policies--Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

EQUITY SECURITIES--(All Portfolios) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.

The securities of the smaller companies in which the Small Cap and Emerging Markets Portfolios may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. In addition, securities in the small capitalization sector may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies.

FIXED INCOME SECURITIES--(All Portfolios) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain portfolio securities, such as those rated below investment grade by the Rating Agencies, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix A--Certain Portfolio Securities--Ratings" below and "Appendix" in the Statement of Additional Information.

FOREIGN SECURITIES--(All Portfolios) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Portfolios will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

With respect to the Emerging Markets Portfolio, emerging market countries have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many emerging market countries providing investment opportunities for these Portfolios have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

FOREIGN CURRENCY TRANSACTIONS--(International Equity Portfolio and Emerging Markets Portfolio) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix A--Investment Techniques--Foreign Currency Transactions."

USE OF DERIVATIVES--(All Portfolios) Each Portfolio may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives a Portfolio may use, to the extent described above, may include options and futures, mortgage-related securities and asset-backed securities. While Derivatives can be used effectively in furtherance of the Portfolio's investment objective, under certain market conditions, they can increase the volatility of the Portfolio's net asset value, can decrease the liquidity of the Portfolio's securities, and make more difficult the accurate pricing of the Portfolio's securities. See "Appendix A--Investment Techniques--Use of Derivatives" below, and "Investment Objectives and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.

PORTFOLIO TURNOVER--(All Portfolios) No Portfolio will consider portfolio turnover to be a limiting factor in making investment decisions. The Investment Manager anticipates that, under normal market conditions, the portfolio turnover rate of each of the Portfolios will not exceed 100%. A 200% portfolio turnover rate would be greater than that of most other investment companies. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses are borne by the Portfolio and its shareholders and may result in the realization of substantial net short-term capital gains.

NON-DIVERSIFIED PORTFOLIOS--(All Portfolios) Each Portfolio is classified as a "non-diversified" investment company, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Portfolio's securities may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter no Portfolio may have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

STATE INSURANCE REGULATION--(All Portfolios) The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states may have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If applied to the Fund, each Portfolio may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that each Portfolio operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Portfolio is offered.

SIMULTANEOUS INVESTMENT BY OTHER PORTFOLIOS OR FUNDS--(All Portfolios) Investment decisions for each Portfolio are made independently from those of the other portfolios and accounts managed by the Investment Manager. If, however, such other portfolios or accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

MANAGEMENT OF THE FUND AND THE PORTFOLIOS

DIRECTORS

The Board of Directors, under applicable laws of the State of Maryland, in addition to supervising the actions of the Investment Manager, as set forth below, decides upon matters of general policy.

INVESTMENT MANAGER AND
INVESTMENT MANAGEMENT
AGREEMENT

Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, has entered into an investment management agreement (the "Management Agreement") with the Fund on behalf of each of the Portfolios. Pursuant to the Management Agreement, the Investment Manager regularly will provide the Portfolios with investment research, advice and supervision and continuously furnish an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

The Investment Manager also is responsible for the selection of brokers and dealers to effect securities transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Brokerage commissions may be paid to Lazard Freres for executing securities transactions if the use of Lazard Freres is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers. The allocation of brokerage transactions also may take into account a broker's sales of Portfolio shares. See "Portfolio Transactions" in the Statement of Additional Information.

The Investment Manager is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission (the "Commission") and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. The Investment Manager provides investment management services to the Fund's other portfolios and client discretionary accounts with assets totaling approximately $53 billion as of December 31, 1997. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of some of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the average daily value of the net assets of the relevant Portfolio:

                               Investment Management
Name of Portfolio                    Fee Payable
---------------                 --------------------
Equity Portfolio                        .75%
Small Cap Portfolio                     .75%
International Equity Portfolio          .75%
Emerging Markets Portfolio             1.00%

The investment management fees are accrued daily and paid monthly.

Each Portfolio will bear all expenses not specifically assumed by the Investment Manager, including, among others, the fee payable to the Investment Manager, the fees of the Directors who are not "affiliated persons" of the Investment Manager, the expenses of all Directors, the fees and out-of-pocket expenses of the Fund's custodian and the transfer and dividend disbursing agent and the fee payable under the Distribution and Servicing Plan (see "Distribution and Servicing Plan"). Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio. For a more detailed description of the expenses to be borne by the Portfolios, see "Management" and "Distribution and Servicing Plan" in the Statement of Additional Information.

PRINCIPAL PORTFOLIO MANAGERS

The names of the principal persons employed by or associated with the Investment Manager who are primarily responsible for the day-to-day management of the assets of each of the Portfolios are as follows:

EQUITY PORTFOLIO--Herbert W. Gullquist and Michael S. Rome

SMALL CAP PORTFOLIO--Eileen Alexanderson, Herbert W. Gullquist, Bradley J. Purcell, Michael S. Rome and Leonard M. Wilson

INTERNATIONAL EQUITY PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg

EMERGING MARKETS PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg

BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS

EILEEN ALEXANDERSON. Ms. Alexanderson is a Managing Director of the Investment Manager where she has been employed since 1979.

HERBERT W. GULLQUIST. Mr. Gullquist is Vice Chairman of the Investment Manager and has been a Managing Director of the Investment Manager since 1982.

BRADLEY J. PURCELL. Mr. Purcell is a Senior Vice President of the Investment Manager and has been with the Investment Manager since 1991.

JOHN R. REINSBERG. Mr. Reinsberg is a Managing Director of the Investment Manager and has been with the Investment Manager since 1992.

MICHAEL S. ROME. Mr. Rome is a Managing Director of the Investment Manager and has been with the Investment Manager since 1991.

LEONARD M. WILSON. Mr. Wilson has been a Senior Vice President of the Investment Manager since 1988.

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Portfolio's administrator pursuant to an Administration Agreement with the Fund.

DISTRIBUTOR

Under the terms of a distribution agreement with the Fund, Lazard Freres acts as distributor for the Portfolios.

CUSTODIAN; TRANSFER AND DIVIDEND DISBURSING AGENT

State Street has been retained to act as Custodian of the Portfolios' investments. Boston Financial Data Services Inc., an affiliate of State Street, serves as the Fund's Transfer and Dividend Disbursing Agent. Neither the Custodian nor the Transfer Agent has any part in deciding any of the Portfolio's investment policies or which securities are to be purchased or sold for any Portfolios. Subject to the supervision of the Fund's Board of Directors, the Custodian may enter into subcustodial arrangements on behalf of any of the Portfolios for the holding of foreign securities.

PURCHASE OF SHARES

INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND. INDIVIDUALS SHOULD CONSULT A PARTICIPATING INSURANCE COMPANY, THE ADMINISTRATOR OF AN ELIGIBLE PLAN OR A FINANCIAL INTERMEDIARY FOR INFORMATION ON THE PURCHASE OF PORTFOLIO SHARES. THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

Purchase orders received by the Participating Insurance Company or Eligible Plan on a given business day will be effected at the net asset value of the applicable Portfolio determined on such business day if the orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's or Eligible Plan administrator's or trustee's responsibility to transmit purchase orders in accordance with applicable requirements.

Fund shares are sold on a continuous basis. Net asset value ordinarily is determined as of 4:00 p.m. (New York Time) on each day during which the New York Stock Exchange is open for trading. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of each Portfolio (i.e., the value of its assets less liabilities) by the total number of shares outstanding. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. Other debt securities are valued using available market quotations or at fair value which may be determined by one or more pricing services. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


REDEMPTION OF SHARES

Portfolio shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies or by Eligible Plans. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests received by the Participating Insurance Company or Eligible Plan on a given business day will be effected at the net asset value of the applicable Portfolio determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's or Eligible Plan administrator's or trustee's responsibility to properly transmit redemption requests in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on the Portfolio's then-current net asset value.

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Commission.

DISTRIBUTION AND SERVICING PLAN

Shares of the Portfolios are subject to a Distribution and Servicing Plan, adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Servicing Plan, each Portfolio pays Lazard Freres for advertising, marketing and distributing the Portfolio's shares and for the provision of certain services to the holders of Portfolio shares at an annual rate of .25 of 1% of the Portfolio's average daily net assets. Lazard Freres may make payments to Participating Insurance Companies for providing these services to Policy owners or to certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") for providing these services to Eligible Plan participants. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in the NASD Conduct Rules. Depending on a Participating Insurance Company's corporate structure and applicable state law, Lazard Freres may make payments to the Participating Insurance Company's affiliated broker-dealer or other affiliated company rather than the Participating Insurance Company itself.

From time to time, Lazard Freres may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable to Lazard Freres under the Distribution and Servicing Plan for advertising, marketing and distributing Portfolio shares and for payments to Participating Insurance Companies and Service Agents are payable without regard to actual expenses incurred.

DIVIDENDS AND DISTRIBUTIONS

ALL PORTFOLIOS--Declare and pay dividends from net investment income annually.

ALL PORTFOLIOS--Net realized capital gains, if any, generally will be distributed once a year, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. No Portfolio will make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. Shares begin accruing dividends on the day the purchase order is received in proper form by the Transfer Agent. Dividends and distributions will be invested in additional shares of the same Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.


TAXATION

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code. Each Portfolio will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Portfolio. By qualifying as a regulated investment company under the Code, a Portfolio will not be subject to Federal income taxes with respect to net investment income and net capital gains distributed to its shareholders.

Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying Policies in order for the Policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolios under Subchapter M of the Code, may affect the composition of a Portfolio's investments. Since the shares of the Portfolios currently are sold to segregated asset accounts underlying such Policies, each Portfolio intends to comply with the diversification requirements as set forth in the regulations.

By meeting these and other requirements, the Participating Insurance Companies, rather than the Policy owners, should be subject to tax on distributions received with respect to Portfolio shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.

Dividends and distributions made by the Portfolios to Eligible Plans are not taxable to the Plans or to the participants thereunder. The Portfolios will be managed without regard to tax ramifications.

Since the Fund's shareholders are the Participating Insurance Companies, their separate accounts and Eligible Plans, no discussion is included herein as to the Federal income tax consequences to Policy owners and Eligible Plan participants. For information concerning the Federal income tax consequences, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee.

ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Fund consists of five hundred million shares of common stock, $.001 par value. To date, the Fund's Board of Directors has authorized a total of ten Portfolios. Each Portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies. A shareholder in a Portfolio will be entitled to its pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, will receive the then-current net asset value of that Portfolio represented by the redeemed shares. See "Purchase of Shares" and "Redemption of Shares." The Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives, policies or restrictions. All shares of the Fund will be validly issued, fully paid and non-assessable. Each share has one vote.

In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy or an Eligible Plan that participates in the Fund will request voting actions from Policy holders or Plan participants and will vote shares in proportion to the voting instructions received. For further information on voting rights, Policy holders should refer to the prospectus for their Policies and Plan participants should consult the Plan's administrator or trustee.

Maryland law does not require annual meetings of shareholders except under certain specified circumstances and it is anticipated that shareholder meetings will be held only when required by Federal or Maryland law. A meeting of shareholders will be called, however, for the purpose of voting upon the question of removal of a director of the Fund, upon the written request of holders of not less than ten percent of all votes entitled to be cast at the meeting. The Fund will assist shareholders in communications concerning the removal of any director of the Fund.


PERFORMANCE INFORMATION

From time to time, the Portfolios may advertise their "average annual total return" and their "total return." THESE FIGURES ARE

BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. These total returns show the investment results of the Portfolio over a specified period of time (such as one, five or ten years, or the period of time since commencement of operations, if shorter) and assume the reinvestment of all distributions and dividends. Both types of total return are computed in the same manner, except that the "average annual total return" requires the additional step of determining the annual rate of return required for the initial investment to equal the "total return" at the end of the relevant period.

In addition, from time to time, the Fund may advertise "yield" and "actual distribution rate" quotations for one or more Portfolios. A Portfolio's "yield" for any 30-day period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio's "actual distribution rate" is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of any Portfolio should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The yield and total return for a Portfolio should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and therefore will be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.

Although the Fund is newly-organized and the Portfolios do not yet have their own performance records, each Portfolio has the same investment objectives and follows substantially the same investment policies as a corresponding publicly offered series of The Lazard Funds, Inc., which is an open-end investment company. These Lazard public funds have the same portfolio managers as the corresponding Portfolios offered in this Prospectus. Historical performance information for the corresponding Lazard public funds for various periods ended December 31, 1997 is set forth on "Appendix B."

APPENDIX A

INVESTMENT TECHNIQUES

FOREIGN CURRENCY TRANSACTIONS--(The International Equity Portfolio and Emerging Markets Portfolio) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade date and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive in the exchange. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

BORROWING MONEY--(All Portfolios) Each Portfolio is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. Each Portfolio currently intends to borrow money only from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments.

USE OF DERIVATIVES--(All Portfolios) Each Portfolio may invest in the types of Derivatives enumerated under "Investment Consideration and Risks--Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the Portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Portfolio's performance.

If the Portfolio invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its Derivatives were poorly correlated with its other investments or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Although neither the Fund nor any Portfolio will be a commodity pool, certain Derivatives subject the Portfolio to the rules of the Commodity Futures Trading Commission which limit the extent to which the Portfolio can invest in such Derivatives. The Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Each Portfolio may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Portfolio may write (i.e., sell) covered call and put options contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Commission, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.

LENDING PORTFOLIO SECURITIES--(All Portfolios) Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

FORWARD COMMITMENTS--(All Portfolios) Each Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. When required by the

Commission, a Portfolio may have to set aside permissible liquid assets in a segregated account to cover its commitments.

CERTAIN PORTFOLIO SECURITIES

CONVERTIBLE SECURITIES--(All Portfolios) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

DEPOSITARY RECEIPTS--(All Portfolios) Each Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES--(All Portfolios) Each Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

WARRANTS--(All Portfolios) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. A Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

INVESTMENT COMPANIES--(All Portfolios) Each Portfolio may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses.

MONEY MARKET INSTRUMENTS--(All Portfolios) Each Portfolio, unless otherwise provided, may invest in the following types of Money Market Instruments.

     U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

     FOREIGN GOVERNMENT SECURITIES. (All Portfolios) Securities issued or guaranteed by a foreign government or its agencies or instrumentalities.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Portfolio may enter into repurchase agreements with certain banks or non-bank dealers.

     BANK OBLIGATIONS. The Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are differing in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Investment Considerations and Risks--Foreign Securities."

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper of U.S. issuers or foreign issuers (in the case of the International Equity Portfolio and Emerging Markets Portfolio) purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, Fitch-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding debt issue currently rated at least Aa/AA by one or more Rating Agencies, or (c) if unrated, determined by the Investment Manager to be of comparable quality to those rated obligations which may be purchased by the Portfolio.

     PARTICIPATION INTERESTS. Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest.

ILLIQUID SECURITIES--(All Portfolios) Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice and certain mortgage-related securities. As to these securities, the Portfolio is subject to a risk that, should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

RATINGS--(All Portfolios) Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P, Fitch and Duff are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch and Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's or CCC by S&P, Fitch and Duff are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P, Fitch and Duff are in default, and payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.

The Rating Agencies' ratings represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risks of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Portfolio's ability to achieve its investment objective may be more dependent on the Investment Manager's credit analysis than might be the case for a fund that invested in higher rated securities.

APPENDIX B

Set forth below is total return and average annual total return information for publicly offered series of The Lazard Funds, Inc., which correspond to the Portfolios offered in this Prospectus, calculated as described under "Performance Information," and for an appropriate securities index. Investors should not consider this performance data as an indication of the future performance of the Portfolios offered in this Prospectus. The performance figures below reflect the deduction of the historical fees and expenses paid by the Institutional Shares of the Lazard public funds, and not those to be paid by the Portfolios. The figures also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies. Policy owners should refer to the applicable insurance company disclosure documents for information on such charges and expenses. Additionally, although it is anticipated that each Portfolio and its corresponding Lazard public fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings.

The total return and average annual total return for the corresponding Lazard public funds and securities indices for the indicated periods ended December 31, 1997 were:

                                                  TOTAL RETURN                                 AVERAGE ANNUAL TOTAL RETURN
NAME OF PUBLIC FUND AND INDEX            PERIOD ENDED DECEMBER 31, 1997                      PERIOD ENDED DECEMBER 31, 1997
                               ---------------------------------------------------   -----------------------------------------------
                                    ONE     THREE      FIVE      TEN     SINCE          ONE      THREE      FIVE    TEN    SINCE
                                   YEAR     YEAR       YEAR     YEAR   INCEPTION*      YEAR      YEAR       YEAR    YEAR  INCEPTION*
                               ---------------------------------------------------   -----------------------------------------------
Lazard
  Equity Portfolio                 25.13%   106.59%   155.41%   386.45%   329.57%       25.13%    27.36%    20.63%   17.14%   14.75%
Standard & Poor's
  500 Index                        33.36%   125.60%   151.63%   425.67%   356.05%       33.36%    31.15%    20.27%   18.05%   15.42%

Lazard
  Small Cap Portfolio              28.06%    92.86%   156.00%       --    233.85%       28.06%    24.47%    20.68%       --   21.57%
Russell
  2000 Stock Index                 22.36%    83.06%   113.73%       --    160.74%       22.36%    22.33%    16.41%       --   16.80%

Lazard
  International
  Equity Portfolio                 11.84%    46.33%    92.22%       --     85.22%       11.84%    13.53%    13.96%       --   10.50%
MSCI EAFE Index                     1.78%    20.05%    71.49%       --     51.00%        1.78%     6.28%    11.39%       --    6.91%

Lazard
  Emerging
  Markets
  Portfolio                        -9.84%     4.91%       --        --      3.44%       -9.84%     1.61%        --       --    0.98%
IFC Investable
  Total Return Index              -14.85%   -14.70%       --        --    -15.30%      -14.85%    -5.16%        --       --   -4.68%


--------------
 * Inception dates are: Lazard Equity Portfolio--June 1, 1987; Lazard Small Cap Portfolio--October 31, 1991; Lazard International Equity Portfolio--October 29, 1991; Lazard Emerging Markets Portfolio--July 15, 1994.
** The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged and have no fees or costs. The S&P 500(R) Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000(R) Index is composed of 2,000 common stocks of U.S. companies with market capitalizations ranging between $10 million and $2.57 billion as of September 30, 1997. The Morgan Stanley Capital International, Europe, Australia and Far East Index (EAFE Index) is a broadly diversified international index composed of the equity securities of approximately 1,000 companies located outside the United States. The IFC Investable Total Return Index is a market capitalization-weighted index of emerging markets securities that represent approximately 65% of all securities based on market capitalization compiled by the International Finance Corporation.


The above returns reflect partial waivers of fees. Without such waivers, the total returns and average annual total returns would have been lower.

                                      * * *

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

             MAY 1, 1998
             PROSPECTUS

          LAZARD RETIREMENT
            SERIES, INC.

------------------------------------

Lazard Retirement Small Cap Portfolio
Lazard Retirement Emerging Markets
     Portfolio

------------------------------------

30 Rockefeller Plaza
New York, New York  10112

(800) 823-6300

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

This Prospectus sets forth concisely information about the Fund and the Portfolios that a prospective investor should know before investing in a Portfolio. A Statement of Additional Information dated May 1, 1998, which may be revised from time to time, containing additional and more detailed information about the Portfolios, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. The Statement of Additional Information is available without charge and can be obtained by writing or calling the Fund at the address and telephone number printed above.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Lazard Retirement Series, Inc. (the "Fund") is a no-load, open-end management investment company, known as a mutual fund. By this Prospectus, the Fund is offering shares of two portfolios (each, a "Portfolio"), WHICH ARE OFFERED ONLY TO QUALIFIED PENSION AND RETIREMENT PLANS AND VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. Shares of the Portfolios bear certain costs pursuant to a Distribution and Servicing Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). For offers to separate accounts, this Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product which should precede or accompany this Prospectus.

Lazard Asset Management (the "Investment Manager"), a division of Lazard Freres & Co. LLC ("Lazard Freres"), professionally manages each Portfolio.

The names and investment objectives of the Portfolios are as follows:

LAZARD RETIREMENT SMALL CAP PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of non-United States issuers located, or doing significant business, in emerging market countries that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

TABLE OF CONTENTS
                                                                          Page

Annual Operating Expenses.................................................   4
Financial Highlights......................................................   5
Description of the Portfolios.............................................   6
   General................................................................   6
   Investment Objectives and Policies.....................................   6
   Investment Considerations and Risks....................................   9
Management of the Fund and the Portfolios.................................  11
Purchase of Shares........................................................  13
Redemption of Shares......................................................  14
Distribution and Servicing Plan...........................................  14
Dividends and Distributions...............................................  15
Taxation..................................................................  15
Organization and Description of Capital Stock.............................  16
Performance Information...................................................  17
Appendix A................................................................  19
Appendix B................................................................  24

ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)

                                                                 TOTAL PORTFOLIO
                               MANAGEMENT     12b-1      OTHER      OPERATING
                                  FEES        FEES     EXPENSES      EXPENSES
                              ------------  --------   ---------   ------------
SMALL CAP PORTFOLIO               .75%        .25%       .50%          1.50%
EMERGING MARKETS PORTFOLIO       1.00%        .25%       .55%          1.80%


EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                   1 YEAR            3 YEARS
                                   ------            -------
SMALL CAP PORTFOLIO                  $15               $47
EMERGING MARKETS PORTFOLIO           $18               $57


--------------------------------------------------------------------------------
THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
--------------------------------------------------------------------------------

The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Portfolio, the payment of which will reduce investors' annual return. The expenses noted above are based on estimated amounts for the current fiscal year. The information in the foregoing table does not reflect deduction of account fees and charges to separate accounts or related insurance policies that may be imposed by participating insurance companies. For a further description of the various costs and expenses incurred in the operation of the Portfolios, see "Management of the Fund and the Portfolios" and "Distribution and Servicing Plan."

FINANCIAL HIGHLIGHTS

The financial highlights set forth below have been audited by ABA Seymour Schneidman Financial Services Group, a division of Anchin, Block & Anchin LLP, Independent Accountants. Additional financial information, related notes and report of independent accountants accompany the Statement of Additional Information, which is available upon request.

LAZARD RETIREMENT SERIES, INC.

FINANCIAL HIGHLIGHTS



------------------------------------------------------------------------------------------------------------------------
                                                                                            LESS DISTRIBUTIONS FROM AND
                                    INCOME (LOSS) FROM INVESTMENT OPERATIONS                       IN EXCESS OF:
                                    ----------------------------------------                ---------------------------
                                                           REALIZED AND
                                                            UNREALIZED
                                NET ASSET                  GAIN (LOSS)
                                  VALUE,      INVESTMENT       ON            TOTAL FROM
                               BEGINNING OF     INCOME     INVESTMENTS-     INVESTMENT      INVESTMENT
       PERIOD                    PERIOD       (LOSS)-NET       NET           OPERATIONS      INCOME-NET     CAPITAL
------------------------------------------------------------------------------------------------------------------------

LAZARD RETIREMENT SMALL CAP PORTFOLIO

11/4/97* to 12/31/97             $10.00         $0.020       $(0.164)         $(0.144)        $(0.016)         --

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

11/4/97* to 12/31/97             $10.00         $0.038       $(0.509)         $(0.471)        $(0.035)       (.004)





                                                                  RATIOS TO AVERAGE NET ASSETS
                                                                  ----------------------------



                                        NET ASSET                                            PORTFOLIO    AVERAGE     NET ASSETS,
                                       VALUE, END    TOTAL                      INVESTMENT   TURNOVER   COMMISSION   END OF PERIOD
                                       OF PERIOD    RETURN++  EXPENSES-NET+    INCOME-NET+     RATE     RATE PAID**     (000'S)
-----------------------------------------------------------------------------------------------------------------------------------

LAZARD RETIREMENT SMALL CAP PORTFOLIO

11/4/97* to 12/31/97                     $9.84      (1.44)%    1.50%(a),(b)       0.71%       0.00%    $0.0471          $591

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

11/4/97* to 12/31/97                     $9.49     (4.71)%     1.80%(a),(b)       1.96%       0.00%    $0.0080        $1,429




----------
+  Annualized for periods of less than one year.

++ Total return represents aggregate total return for the period indicated.
*  Commencement of operations.

** The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity securities transactions on which commissions are charged.

(a)If the Investment Manager and Administrator had not waived certain fees and reimbursed certain expenses and the Portfolios had not paid fees indirectly, the ratio of expenses to average net assets (and net investment income per share) would have been 52.55% annualized ($-1.417) for the Small Cap Portfolio and 23.17% annualized ($-0.376) for the Emerging Markets Portfolio.

(b)Includes expense reductions. Excluding expense reductions, the ratio of expenses to average net assets would have been 1.57% annualized for the Small Cap Portfolio and 1.85% annualized for the Emerging Markets Portfolio.

Further information about each such Portfolio's performance is contained in the Fund's annual report for the fiscal year ended December 31, 1997, which may be obtained without charge by writing to the address or calling the appropriate number set forth on the cover page of this Prospectus.

DESCRIPTION OF THE PORTFOLIOS

GENERAL

Shares of the Portfolios are offered only to variable annuity and variable life insurance separate accounts established by affiliated and unaffiliated life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies"). The Policies are described in the separate prospectuses and statements of additional information issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans" or "Plans").

Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants to conflict, although the Fund currently does not foresee any disadvantages to Policy owners or Eligible Plan participants arising therefrom. Nevertheless, the Fund's Board of Directors intends to monitor events to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of a Portfolio's assets which could adversely affect the Portfolio's net asset value per share.

INVESTMENT OBJECTIVES AND POLICIES

Each Portfolio has a different investment objective which it pursues through separate investment policies as described herein. The differences in objectives and policies among the Portfolios determine the types of portfolio securities in which each Portfolio invests, and can be expected to affect the degree of risk to which each Portfolio is subject and its yield or return. The following investment objectives and related policies and activities of each of the Portfolios, except as otherwise indicated, are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders. There can be no assurance that any of the Portfolios will achieve its respective investment objective. The types of portfolio securities in which each Portfolio may invest are described in greater detail below and under "Appendix A--Certain Portfolio Securities."

SMALL CAP PORTFOLIO

The Small Cap Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of United States companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. Market capitalization of a company's stock is its market price per share times the number of shares outstanding. The equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants and American and Global Depositary Receipts.

Investments generally are made in equity securities of companies which in the Investment Manager's opinion have one or more of the following characteristics (the "Small Cap Factors"): (i) are undervalued relative to their earnings power, cash flow, and/or asset values; (ii) have an attractive price/value relationship (i.e., have high returns on equity and/or assets with correspondingly low price-to-book and/or price-to-asset value as compared to the market generally or the companies' industry groups in particular), with expectations that some catalyst will cause the perception of value to change within a 24-month time horizon; (iii) have experienced significant relative under performance and are out of favor due to a set of circumstances which are unlikely to harm a company's franchise or earnings power over the longer term; (iv) have low projected price-to-earnings or price-to-cash-flow multiples relative to their industry peer group and/or the market in general; (v) have the prospect, or the industry in which the company operates has the prospect, to allow it to become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow used to reduce leverage and enhance shareholder value; and (vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon.

Under normal conditions, the Portfolio will invest at least 65% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in large capitalization equity securities or debt securities, including cash equivalents. The Portfolio also may invest up to 15% of its total assets in foreign equity or debt securities. See "Investment Considerations and Risks--Foreign Securities."

The Investment Manager believes that the issuers of small capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates, in turn, may be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. See "Investment Considerations and Risks--Equity Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limitation in large capitalization companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

EMERGING MARKETS PORTFOLIO

The Emerging Markets Portfolio is a non-diversified portfolio the investment objective of which is to seek long-term capital appreciation. The Portfolio will invest primarily in securities of issuers which are located, or doing significant business, in emerging market countries. Emerging markets include countries where political and economic trends have produced or are producing a more stable economic environment, developed or developing financial markets and investment liquidity. Factors affecting a determination of an emerging market include a legitimate program to reduce government spending and deficits and reduce excessive regulation of commercial activity, including reducing confiscatory tax rates, control of inflation, lower trade barriers, stability of currency exchange rates, increasing foreign and domestic investment, privatization of state-owned companies and expansion of developed financial product exchanges.

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in securities of companies in not less than three different countries (not including the United States). The remaining portion of the assets of the Portfolio may be invested in the same or different countries. The percentage of the Portfolio's assets invested in particular emerging markets may shift from time to time in accordance with the Investment Manager's judgment. Emerging market countries generally will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. For a description of the risks associated with investing in emerging markets, see "Investment Considerations and Risks--Foreign Securities."

The Portfolio invests primarily in equity securities of issuers located, or doing significant business, in emerging markets including: issuers organized under the laws of the emerging market country or for which the principal trading market for such securities is located in the emerging market country or issuers, wherever organized, when the issuer's principal activities are in the emerging market country. The Portfolio may invest in closed-end investment companies investing in emerging market securities. The Portfolio also may invest in American and Global Depositary Receipts with respect to emerging market securities.

Although the Portfolio expects to invest principally in equity securities of emerging markets issuers, there is no requirement that the Portfolio invest exclusively in equity securities. When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may invest in fixed-income securities or assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

INVESTMENT CONSIDERATIONS
AND RISKS

GENERAL--Since each Portfolio will pursue different types of investments, the risks of investing will vary depending on the Portfolio selected for investment. Before investing in a Portfolio, each investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as part of an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

EQUITY SECURITIES--Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.

The securities of the smaller companies in which the Small Cap and Emerging Markets Portfolios may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. In addition, securities in the small capitalization sector may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies.

FIXED INCOME SECURITIES--Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Once the rating of a portfolio security has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix A--Certain Portfolio Securities--Ratings" below and "Appendix" in the Statement of Additional Information.

FOREIGN SECURITIES--Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Portfolios will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

With respect to the Emerging Markets Portfolio, emerging market countries have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many emerging market countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

FOREIGN CURRENCY TRANSACTIONS--(Emerging Markets Portfolio only) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix A--Investment Techniques--Foreign Currency Transactions."

USE OF DERIVATIVES--Each Portfolio may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives a Portfolio may use include options and futures. While Derivatives can be used effectively in furtherance of the Portfolio's investment objective, under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's securities, and make more difficult the accurate pricing of the Portfolio's securities. See "Appendix A--Investment Techniques--Use of Derivatives" below, and "Investment Objectives and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.

PORTFOLIO TURNOVER--Neither Portfolio will consider portfolio turnover to be a limiting factor in making investment decisions. The Investment Manager anticipates that, under normal market conditions, the portfolio turnover rate of each of the Emerging Markets Portfolio and Small Cap Portfolio will not exceed 100%. A high rate of portfolio turnover involves correspondingly great transaction expenses than a lower rate, which expenses are borne by the Portfolio and its shareholders and may result in the realization of substantial net short-term capital gains.

NON-DIVERSIFIED PORTFOLIOS--Each Portfolio is classified as a "non-diversified" investment company, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Portfolio's securities may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter neither Portfolio may have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

STATE INSURANCE REGULATION--The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states may have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If applied to the Fund, each Portfolio may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that each Portfolio operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Portfolio is offered.

SIMULTANEOUS INVESTMENT BY OTHER PORTFOLIOS OR FUNDS--Investment decisions for each Portfolio are made independently from those of the other portfolios and accounts managed by the Investment Manager. If, however, such other portfolios or accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

YEAR 2000 RISKS--Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Manager is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

MANAGEMENT OF THE FUND
AND THE PORTFOLIOS

DIRECTORS

The Board of Directors, under applicable laws of the State of Maryland, in addition to supervising the actions of the Investment Manager, as set forth below, decides upon matters of general policy.

INVESTMENT MANAGER AND
INVESTMENT MANAGEMENT
AGREEMENT

Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, has entered into an investment management agreement (the "Management Agreement") with the Fund on behalf of each of the Portfolios. Pursuant to the Management Agreement, the Investment Manager regularly will provide the Portfolios with investment research, advice and supervision and continuously furnish an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

The Investment Manager also is responsible for the selection of brokers and dealers to effect securities transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Brokerage commissions may be paid to Lazard Freres for executing securities transactions if the use of Lazard Freres is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers. The allocation of brokerage transactions also may take into account a broker's sales of Portfolio shares. See "Portfolio Transactions" in the Statement of Additional Information.

The Investment Manager is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission (the "Commission") and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. The Investment Manager provides investment management services to the Fund's other portfolios and client discretionary accounts with assets totaling approximately $53.0 billion as of December 31, 1997. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the average daily value of the net assets of the relevant Portfolio:

                                                           Investment Management
Name of Portfolio                                               Fee Payable
-----------------                                          ---------------------
Emerging Markets Portfolio                                         1.00%
Small Cap Portfolio                                                 .75%

The investment management fees are accrued daily and paid monthly.

Each Portfolio will bear all expenses not specifically assumed by the Investment Manager, including, among others, the fee payable to the Investment Manager, the fees of the Directors who are not "affiliated persons" of the Investment Manager, the expenses of all Directors, the fees and out-of-pocket expenses of the Fund's custodian and the transfer and dividend disbursing agent and the fee payable under the Distribution and Servicing Plan. See "Distribution and Servicing Plan." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio. For a more detailed description of the expenses to be borne by the Portfolios, see "Management" and "Distribution and Servicing Plan" in the Statement of Additional Information.

PRINCIPAL PORTFOLIO MANAGERS

The names of the principal persons employed by or associated with the Investment Manager who are primarily responsible for the day-to-day management of the assets of each of the Portfolios are as follows:

SMALL CAP PORTFOLIO--Eileen Alexanderson, Herbert W. Gullquist, Bradley J. Purcell, Michael S. Rome and Leonard M. Wilson

EMERGING MARKETS PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg

BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS

EILEEN ALEXANDERSON. Ms. Alexanderson is a Managing Director of the Investment Manager where she has been employed since 1979.

HERBERT W. GULLQUIST. Mr. Gullquist has been Vice Chairman of the Investment Manager since 1997 and a Managing Director and Chief Investment Officer of the Investment Manager since 1982.

BRADLEY J. PURCELL. Mr. Purcell is a Vice President of the Investment Manager and has been with the Investment Manager since 1991.

JOHN R. REINSBERG. Mr. Reinsberg is a Managing Director of the Investment Manager and has been with the Investment Manager since 1992.

MICHAEL S. ROME. Mr. Rome is a Managing Director of the Investment Manager and has been with the Investment Manager since 1991.

LEONARD M. WILSON. Mr. Wilson has been a Senior Vice President of the Investment Manager since 1988.

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Portfolio's administrator pursuant to an Administration Agreement with the Fund.

DISTRIBUTOR

Under the terms of a distribution agreement with the Fund, Lazard Freres acts as distributor for the Portfolios.

CUSTODIAN; TRANSFER AND DIVIDEND DISBURSING AGENT

State Street has been retained to act as Custodian of the Portfolios' investments. Boston Financial Data Services Inc., an affiliate of State Street, serves as the Fund's Transfer and Dividend Disbursing Agent. Neither the Custodian nor the Transfer Agent has any part in deciding either Portfolio's investment policies or which securities are to be purchased or sold for either Portfolio. Subject to the supervision of the Fund's Board of Directors, the Custodian may enter into subcustodial arrangements on behalf of any of the Portfolios for the holding of foreign securities.

PURCHASE OF SHARES

INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND. INDIVIDUALS SHOULD CONSULT A PARTICIPATING INSURANCE COMPANY, THE ADMINISTRATOR OF AN ELIGIBLE PLAN OR A FINANCIAL INTERMEDIARY FOR INFORMATION ON THE PURCHASE OF PORTFOLIO SHARES. THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

Purchase orders received by the Participating Insurance Company or Eligible Plan on a given business day will be effected at the net asset value of the applicable Portfolio determined on such business day if the orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's or Eligible Plan administrator's or trustee's responsibility to transmit purchase orders in accordance with applicable requirements.

Fund shares are sold on a continuous basis. Net asset value ordinarily is determined as of 4:00 p.m. (New York Time) on each day during which the New York Stock Exchange is open for trading. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of each Portfolio (i.e., the value of its assets less liabilities) by the total number of shares outstanding. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. Other debt securities are valued using available market quotations or at fair value which may be determined by one or more pricing services. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

REDEMPTION OF SHARES

Portfolio shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies or by Eligible Plans. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests received by the Participating Insurance Company or Eligible Plan on a given business day will be effected at the net asset value of the applicable Portfolio determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's or Eligible Plan administrator's or trustee's responsibility to properly transmit redemption requests in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on the Portfolio's then-current net asset value.

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Commission.

DISTRIBUTION AND
SERVICING PLAN

Shares of the Portfolios are subject to a Distribution and Servicing Plan, adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Servicing Plan, each Portfolio pays Lazard Freres for advertising, marketing and distributing the Portfolio's shares and for the provision of certain services to the holders of Portfolio shares at an annual rate of .25 of 1% of the Portfolio's average daily net assets. Lazard Freres may make payments to Participating Insurance Companies for providing these services to Policy owners or to certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") for providing these services to Eligible Plan participants. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in the NASD Conduct Rules. Depending on a Participating Insurance Company's corporate structure and applicable state law, Lazard Freres may make payments to the Participating Insurance Company's affiliated broker-dealer or other affiliated company rather than the Participating Insurance Company itself.

From time to time, Lazard Freres may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable to Lazard Freres under the Distribution and Servicing Plan for advertising, marketing and distributing Portfolio shares and for payments to Participating Insurance Companies and Service Agents are payable without regard to actual expenses incurred.

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio declares and pays dividends from net investment income annually.

Net realized capital gains, if any, generally will be distributed once a year, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. Neither Portfolio will make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. Shares begin accruing dividends on the day the purchase order is received in proper form by the Transfer Agent. Dividends and distributions will be invested in additional shares of the same Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

TAXATION

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code. Each Portfolio will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Portfolio. By qualifying as a regulated investment company under the Code, a Portfolio will not be subject to Federal income taxes with respect to net investment income and net capital gains distributed to its shareholders.

Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying Policies in order for the Policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolios under Subchapter M of the Code, may affect the composition of a Portfolio's investments.

Since the shares of the Portfolios currently are sold to segregated asset accounts underlying such Policies, each Portfolio intends to comply with the diversification requirements as set forth in the regulations.

By meeting these and other requirements, the Participating Insurance Companies, rather than the Policy owners, should be subject to tax on distributions received with respect to Portfolio shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.

Dividends and distributions made by the Portfolios to Eligible Plans are not taxable to the Plans or to the participants thereunder. The Portfolios will be managed without regard to tax ramifications.

Since the Fund's shareholders are the Participating Insurance Companies, their separate accounts and Eligible Plans, no discussion is included herein as to the Federal income tax consequences to Policy owners and Eligible Plan participants. For information concerning the Federal income tax consequences, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee.

ORGANIZATION AND
DESCRIPTION OF CAPITAL
STOCK

The authorized capital stock of the Fund consists of five hundred million shares of common stock, $.001 par value. To date, the Fund's Board of Directors has authorized a total of ten Portfolios. Each Portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies. A shareholder in a Portfolio will be entitled to its pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, will receive the then-current net asset value of that Portfolio represented by the redeemed shares. See "Purchase of Shares" and "Redemption of Shares." The Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives, policies or restrictions. All shares of the Fund will be validly issued, fully paid and non-assessable. Each share has one vote.

In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy or an Eligible Plan that participates in the Fund will request voting actions from Policy holders or Plan participants and will vote shares in proportion to the voting instructions received. For further information on voting rights, Policy holders should refer to the prospectus for their Policies and Plan participants should consult the Plan's administrator or trustee.

Maryland law does not require annual meetings of shareholders except under certain specified circumstances and it is anticipated that shareholder meetings will be held only when required by Federal or Maryland law. A meeting of shareholders will be called, however, for the purpose of voting upon the question of removal of a director of the Fund, upon the written request of holders of not less than ten percent of all votes entitled to be cast at the meeting. The Fund will assist shareholders in communications concerning the removal of any director of the Fund.

PERFORMANCE
INFORMATION

From time to time, the Portfolios may advertise their "average annual total return" and their "total return." THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. These total returns show the investment results of the Portfolio over a specified period of time (such as one, five or ten years, or the period of time since commencement of operations, if shorter) and assume the reinvestment of all distributions and dividends. Both types of total return are computed in the same manner, except that the "average annual total return" requires the additional step of determining the annual rate of return required for the initial investment to equal the "total return" at the end of the relevant period.

In addition, from time to time, the Fund may advertise "yield" and "actual distribution rate" quotations for one or more Portfolios. A Portfolio's "yield" for any 30-day period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio's "actual distribution rate" is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of a Portfolio should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The yield and total return for a Portfolio should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and therefore will be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.

The Small Cap and Emerging Markets Portfolios only recently commenced operations on November 4, 1997. However, each Portfolio has the same investment objectives and follows substantially the same investment policies as a corresponding publicly offered series of The Lazard Funds, Inc., which is an open-end investment company. These Lazard public funds have the same portfolio managers as the corresponding Portfolios offered in this Prospectus. Historical performance information for the Institutional Shares of the corresponding Lazard public funds for various periods ended December 31, 1997 is set forth on "Appendix B." SUCH PERFORMANCE INFORMATION SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE PORTFOLIOS'

OWN PERFORMANCE NOR INDICATIVE OF THE FUTURE PERFORMANCE OF THE PORTFOLIOS. For information regarding the Emerging Markets Portfolio's and the Small Cap Portfolio's own performance, see "Financial Highlights" above and the Fund's annual report for the fiscal year ended December 31, 1997, which may be obtained without charge by writing to the address or calling the appropriate number set forth on the cover page of this Prospectus.

APPENDIX A

INVESTMENT TECHNIQUES

FOREIGN CURRENCY TRANSACTIONS--(Emerging Markets Portfolio only) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive in the exchange. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

BORROWING MONEY--Each Portfolio is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Portfolio currently intends to borrow money only from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments.

USE OF DERIVATIVES--Each Portfolio may invest in the types of Derivatives enumerated under "Investment Consideration and Risks--Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies--Management
Policies--Derivatives" in the Statement of Additional Information.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the Portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Portfolio's performance.

If the Portfolio invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its Derivatives were poorly correlated with its other investments or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Although neither the Fund nor any Portfolio will be a commodity pool, certain Derivatives subject the Portfolio to the rules of the Commodity Futures Trading Commission which limit the extent to which the Portfolio can invest in such Derivatives. The Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Each Portfolio may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Portfolio may write (i.e., sell) covered call and put options contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Commission, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.

LENDING PORTFOLIO SECURITIES--Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

FORWARD COMMITMENTS--Each Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. When required by the Commission, a Portfolio may have to set aside permissible liquid assets in a segregated account to cover its commitments.

CERTAIN PORTFOLIO SECURITIES

CONVERTIBLE SECURITIES--Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

DEPOSITARY RECEIPTS--Each Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES--Each Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

WARRANTS--A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. A Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

INVESTMENT COMPANIES--Each Portfolio may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses.

MONEY MARKET INSTRUMENTS--Each Portfolio, unless otherwise provided, may invest in the following types of Money Market Instruments.

         U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

         FOREIGN GOVERNMENT SECURITIES. Securities issued or guaranteed by a foreign government or its agencies or instrumentalities.

         REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Portfolio may enter into repurchase agreements with certain banks or non-bank dealers.

         BANK OBLIGATIONS. Each Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are differing in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Investment Considerations and Risks--Foreign Securities."

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper of U.S. issuers or foreign issuers (in the case of the Emerging Markets Portfolio) purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's") A-1 by Standard & Poor's Ratings Group ("S&P"), Fitch-1 by Fitch IBCA, Inc. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding debt issue currently rated at least Aa/AA by one or more Rating Agencies, or (c) if unrated, determined by the Investment Manager to be of comparable quality to those rated obligations which may be purchased by the Portfolio.

         PARTICIPATION INTERESTS. Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest.

ILLIQUID SECURITIES--(Both Portfolios) Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

RATINGS--Each Portfolio may invest in debt securities rated Baa/BBB or better by the Rating Agencies to the extent described above. Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P, Fitch and Duff are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.

The Rating Agencies' ratings represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risks of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Portfolio's ability to achieve its investment objective may be more dependent on the Investment manager's credit analysis than might be the case for a fund that invested in higher rated security.

APPENDIX B

Set forth below is total return and average annual total return information for publicly offered series of The Lazard Funds, Inc., which correspond to the Portfolios offered in this Prospectus, calculated as described under "Performance Information," and for an appropriate securities index. Investors should not consider this performance data as an indication of the future performance of the Portfolios offered in this Prospectus. The performance figures below reflect the deduction of the historical fees and expenses paid by the Institutional Shares of the Lazard public funds, and not those to be paid by the Portfolios. The figures also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies. Policy owners should refer to the applicable insurance company disclosure documents for information on such charges and expenses. Additionally, although it is anticipated that each Portfolio and its corresponding Lazard public fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings.

The total return and average annual total return for the Institutional Shares of the corresponding Lazard public funds and securities indices for the indicated periods ended December 31, 1997 were:

         NAME OF PUBLIC FUND                           TOTAL RETURN                  AVERAGE ANNUAL TOTAL RETURN
              AND INDEX                       PERIOD ENDED DECEMBER 31, 1997      PERIOD ENDED DECEMBER 31, 1997
         ------------------                ------------------------------------- ----------------------------------
                                              ONE     THREE    FIVE      SINCE     ONE    THREE    FIVE    SINCE
                                             YEAR     YEARS    YEARS  INCEPTION*  YEAR    YEARS    YEARS INCEPTION*
                                           ------------------------------------- -----------------------------------
Lazard Small Cap Portfolio                  28.06%   92.86%  156.00%   233.85%   28.06%  24.47%   20.68%   21.57%
Russell 2000 Index**                        22.36%   83.06%  113.73%   160.74%   22.36%  22.33%   16.41%   16.80%
Lazard Emerging Markets Portfolio           (9.84)%   4.91%     N/A      3.44%   (9.84)%  1.61%     N/A     0.98%
IFC Investable Total Return Index**        (14.85)% (14.70)%    N/A    (15.30)% (14.85)% (5.16)%    N/A    (4.68)%


----------
  *Inception  dates  for  the   Institutional   Shares  are:  Lazard  Small  Cap
   Portfolio--October 31, 1991; and Lazard Emerging Markets Portfolio--July 15, 1994.

 **The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged and have no fees or costs. The Russell 2000(R) Index is composed of 2,000 common stocks of U.S. companies with an average market capitalization of approximately $467 million as of December 31, 1997. The IFC Investable Total Return Index is a market capitalization-weighted index of emerging markets securities that represent approximately 65% of all securities based on market capitalization compiled by the International Finance Corporation.

The above returns reflect partial waivers of fees. Without such waivers, the total returns and average annual total returns would have been lower.

                                                                *  *  *
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

             MAY 1, 1998

             PROSPECTUS

          LAZARD RETIREMENT
            SERIES, INC.

------------------------------------

Lazard Retirement Equity Portfolio
Lazard Retirement Small Cap Portfolio

----------------------------------

30 Rockefeller Plaza
New York, New York  10112
(800) 823-6300


INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

This Prospectus sets forth concisely information about the Fund and the Portfolios that a prospective investor should know before investing in a Portfolio. A Statement of Additional Information dated May 1, 1998, which may be revised from time to time, containing additional and more detailed information about the Portfolios, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. The Statement of Additional Information is available without charge and can be obtained by writing or calling the Fund at the address and telephone number printed above.

------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Lazard Retirement Series, Inc. (the "Fund") is a no-load, open-end management investment company, known as a mutual fund. By this Prospectus, the Fund is offering shares of two portfolios (each, a "Portfolio"), WHICH ARE OFFERED ONLY TO QUALIFIED PENSION AND RETIREMENT PLANS AND VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. Shares of the Portfolios bear certain costs pursuant to a Distribution and Servicing Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). For offers to separate accounts, this Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product which should precede or accompany this Prospectus.


Lazard Asset Management (the "Investment Manager"), a division of Lazard Freres & Co. LLC ("Lazard Freres"), professionally manages each Portfolio.

The names and investment objectives of the Portfolios are as follows:

LAZARD RETIREMENT EQUITY PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with relatively large capitalizations that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT SMALL CAP PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

TABLE OF CONTENTS
                                                                           Page
Annual Operating Expenses.................................................   4
Financial Highlights......................................................   5
Description of the Portfolios.............................................   6
   General................................................................   6
   Investment Objectives and Policies.....................................   6
   Investment Considerations and Risks....................................   8
Management of the Fund and the Portfolios.................................  11
Purchase of Shares........................................................  13
Redemption of Shares......................................................  13
Distribution and Servicing Plan...........................................  14
Dividends and Distributions...............................................  14
Taxation..................................................................  15
Organization and Description of Capital Stock.............................  15
Performance Information...................................................  16
Appendix A................................................................  18
Appendix B................................................................  23

ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)

                                                                 TOTAL PORTFOLIO
                         MANAGEMENT        12B-1        OTHER       OPERATING
                            FEES           FEES       EXPENSES      EXPENSES
                        ------------     --------     ---------   ------------
EQUITY PORTFOLIO            .75%           .25%         .50%          1.50%
SMALL CAP PORTFOLIO         .75%           .25%         .50%          1.50%


EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                         1 YEAR            3 YEARS
                                         ------            -------
EQUITY PORTFOLIO                          $15                $48
SMALL CAP PORTFOLIO                       $15                $48

-------------------------------------------------------------------------------
THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
-------------------------------------------------------------------------------


      The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Portfolio, the payment of which will reduce investors' annual return. The expenses noted above are based on estimated amounts for the current fiscal year. The information in the foregoing table does not reflect deduction of account fees and charges to separate accounts or related insurance policies that may be imposed by participating insurance companies. For a further description of the various costs and expenses incurred in the operation of the Portfolios, see "Management of the Fund and the Portfolios" and "Distribution and Servicing Plan."

                              FINANCIAL HIGHLIGHTS



The financial highlights set forth below have been audited by ABA Seymour Schneidman Financial Services Group, a division of Anchin, Block & Anchin LLP, Independent Accountants. Additional financial information, related notes and report of independent accountants accompany the Statement of Additional Information, which is available upon request. The Equity Portfolio had not commenced operations as of the date of the financials and, therefore, no financial data are provided for such Portfolio.



LAZARD RETIREMENT SERIES, INC.
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------
                                                                                            LESS DISTRIBUTIONS FROM AND
                                    INCOME (LOSS) FROM INVESTMENT OPERATIONS                       IN EXCESS OF:
                                    ----------------------------------------                ---------------------------
                                                           REALIZED AND
                                                            UNREALIZED
                                NET ASSET                  GAIN (LOSS)
                                  VALUE,      INVESTMENT       ON            TOTAL FROM
                               BEGINNING OF     INCOME    INVESTMENTS-     INVESTMENT      INVESTMENT
       PERIOD                    PERIOD       (LOSS)-NET       NET           OPERATIONS      INCOME-NET     CAPITAL
------------------------------------------------------------------------------------------------------------------------

LAZARD RETIREMENT SMALL CAP PORTFOLIO

11/4/97* to 12/31/97             $10.00         $0.020       $(0.164)         $(0.144)        $(0.016)         --







                                                                  RATIOS TO AVERAGE NET ASSETS
                                                                  ----------------------------



                                        NET ASSET                                            PORTFOLIO    AVERAGE     NET ASSETS,
                                       VALUE, END    TOTAL                      INVESTMENT   TURNOVER   COMMISSION   END OF PERIOD
                                       OF PERIOD    RETURN++  EXPENSES-NET+    INCOME-NET+     RATE     RATE PAID**     (000'S)
-----------------------------------------------------------------------------------------------------------------------------------

LAZARD RETIREMENT SMALL CAP PORTFOLIO

11/4/97* to 12/31/97                     $9.84      (1.44)%    1.50%(a),(b)       0.71%       0.00%    $0.0471          $591



----------

+  Annualized for periods of less than one year.
++ Total return represents aggregate total return for the period indicated.
*  Commencement of operations.
** The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity securities transactions on which commissions are charged.
(a)If the Investment Manager and Administrator had not waived certain fees and reimbursed certain expenses and the Small Cap Portfolio had not paid fees indirectly, the ratio of expenses to average net assets (and net investment income per share) would have been 52.55% annualized ($-1.417) for the Small Cap Portfolio.
(b)Includes expense reductions. Excluding expense reductions, the ratio of expenses to average net assets would have been 1.57% annualized for the Small Cap Portfolio.

Further information about the Small Cap Portfolio's performance is contained in the Fund's annual report for the fiscal year ended December 31, 1997, which may be obtained without charge by writing to the address or calling the appropriate number set forth on the cover page of this Prospectus.

DESCRIPTION OF THE
PORTFOLIOS

GENERAL

Shares of the Portfolios are offered only to variable annuity and variable life insurance separate accounts established by affiliated and unaffiliated life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies"). The Policies are described in the separate prospectuses and statements of additional information issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans" or "Plans").

Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants to conflict, although the Fund currently does not foresee any disadvantages to Policy owners or Eligible Plan participants arising therefrom. Nevertheless, the Fund's Board of Directors intends to monitor events to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of a Portfolio's assets, which could adversely affect the Portfolio's net asset value per share.

INVESTMENT OBJECTIVES AND POLICIES

Each Portfolio has a different investment objective which it pursues through separate investment policies as described herein. The differences in objectives and policies among the Portfolios determine the types of portfolio securities in which each Portfolio invests, and can be expected to affect the degree of risk to which each Portfolio is subject and its yield or return. The following investment objectives and related policies and activities of each of the Portfolios, except as otherwise indicated, are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders. There can be no assurance that either of the Portfolios will achieve its respective investment objective. The types of portfolio securities in which each Portfolio may invest are described in greater detail below and under "Appendix A--Certain Portfolio Securities."

These portfolios will invest principally in equity securities. These Portfolios will engage in a value-oriented search for equity securities before they have attracted wide investor interest. The Investment Manager attempts to identify inexpensive securities through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. The Investment Manager focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach). Risk is tempered by diversification of investments.

EQUITY PORTFOLIO

The Equity Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of companies with relatively large capitalizations that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks and convertible securities, as well as warrants to purchase such securities. In addition, at times judged by the Investment Manager to be appropriate, the Portfolio may hold up to 20% of its total assets in U.S. Government securities and debt obligations of domestic corporations rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("S&P"), Fitch IBCA, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff" and, together with Moody's, S&P and Fitch, the "Rating Agencies"). Obligations rated Baa /BBB by one or more Rating Agencies are considered investment grade obligations that may have speculative characteristics. See "Appendix A--Certain Portfolio Securities--Ratings" for a description of the ratings of the Rating Agencies. The Portfolio also may invest without limitation in short-term money market instruments of the types described in "Appendix A--Money Market Instruments."

The Portfolio also may invest up to 15% of its total assets in foreign equity or debt securities. See "Investment Considerations and Risks--Foreign Securities."

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

SMALL CAP PORTFOLIO

The Small Cap Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of United States companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. Market capitalization of a company's stock is its market price per share times the number of shares outstanding. The equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants and American and Global Depositary Receipts.

Investments generally are made in equity securities of companies which, in the Investment Manager's opinion, have one or more of the following characteristics (the "Small Cap Factors"): (i) are undervalued relative to their earnings power, cash flow, and/or asset values; (ii) have an attractive price/value relationship (i.e., have high returns on equity and/or assets with correspondingly low price-to-book and/or price-to-asset value as compared to the market generally or the companies' industry groups in particular), with expectations that some catalyst will cause the perception of value to change within a 24-month time horizon; (iii) have experienced significant relative under performance and are out of favor due to a set of circumstances which are unlikely to harm a company's franchise or earnings power over the longer term; (iv) have low projected price-to-earnings or price-to-cash-flow multiples relative to their industry peer group and/or the market in general;
(v) have the prospect, or the industry in which the company operates has the prospect, to allow it to be become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow used to reduce leverage and enhance shareholder value; and (vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon.

Under normal conditions, the Portfolio will invest at least 65% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in large capitalization equity securities or debt securities, including cash equivalents. The Portfolio also may invest up to 15% of its total assets in foreign equity or debt securities. See "Investment Considerations and Risks--Foreign Securities."

The Investment Manager believes that the issuers of small capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates, in turn, may be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. See "Investment Considerations and Risks--Equity Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limitation in large capitalization companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.


INVESTMENT CONSIDERATIONS
AND RISKS

GENERAL--Since each Portfolio will pursue different types of investments, the risks of investing will vary depending on the Portfolio selected for investment. Before investing in a Portfolio, each investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as part of an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

EQUITY SECURITIES--Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.

The securities of the smaller companies in which the Small Cap Portfolio may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. In addition, securities in the small capitalization sector may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies.

FIXED INCOME SECURITIES--Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and, possibly, loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Once the rating of a portfolio security has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix A--Certain Portfolio Securities--Ratings" below and "Appendix" in the Statement of Additional Information.

FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Portfolios will be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

USE OF DERIVATIVES--Each Portfolio may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives each Portfolio may use, to the extent described above, may include options and futures, mortgage-related securities and asset-backed securities. While Derivatives can be used effectively in furtherance of the Portfolio's investment objective, under certain market conditions, they can increase the volatility of the Portfolio's net asset value, can decrease the liquidity of the Portfolio's securities, and make more difficult the accurate pricing of the Portfolio's securities. See "Appendix A--Investment Techniques--Use of Derivatives" below, and "Investment Objectives and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.

PORTFOLIO TURNOVER--Neither Portfolio will consider portfolio turnover to be a limiting factor in making investment decisions. The Investment Manager anticipates that, under normal market conditions, the portfolio turnover rate of both the Equity Portfolio and Small Cap Portfolio will not exceed 100%. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses are borne by the Portfolio and its shareholders and may result in the realization of substantial net short-term capital gains.

NON-DIVERSIFIED PORTFOLIOS--Each Portfolio is classified as a "non-diversified" investment company, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Portfolio's securities may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter neither Portfolio may have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

STATE INSURANCE REGULATION--The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states may have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If applied to the Fund, each Portfolio may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that each Portfolio operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Portfolio is offered.

SIMULTANEOUS INVESTMENT BY OTHER PORTFOLIOS OR FUNDS--Investment decisions for each Portfolio are made independently from those of the other portfolios and accounts managed by the Investment Manager. If, however, such other portfolios or accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

YEAR 2000 RISKS--Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Manager is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

MANAGEMENT OF THE FUND
AND THE PORTFOLIOS

DIRECTORS

The Board of Directors, under applicable laws of the State of Maryland, in addition to supervising the actions of the Investment Manager, as set forth below, decides upon matters of general policy.

INVESTMENT MANAGER AND
INVESTMENT MANAGEMENT
AGREEMENT

Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, has entered into an investment management agreement (the "Management Agreement") with the Fund on behalf of each of the Portfolios. Pursuant to the Management Agreement, the Investment Manager regularly will provide the Portfolios with investment research, advice and supervision and continuously furnish an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

The Investment Manager also is responsible for the selection of brokers and dealers to effect securities transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Brokerage commissions may be paid to Lazard Freres for executing securities transactions if the use of Lazard Freres is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers. The allocation of brokerage transactions also may take into account a broker's sales of Portfolio shares. See "Portfolio Transactions" in the Statement of Additional Information.

The Investment Manager is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission (the "Commission") and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. The Investment Manager provides investment management services to the Fund's other portfolios and client discretionary accounts with assets totaling approximately $53 billion as of December 31, 1997. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the average daily value of the net assets of the relevant Portfolio:


                               Investment Management
Name of Portfolio                    Fee Payable
---------------                 --------------------
Equity Portfolio                        .75%
Small Cap Portfolio                     .75%

The investment management fees are accrued daily and paid monthly.

Each Portfolio will bear all expenses not specifically assumed by the Investment Manager, including, among others, the fee payable to the Investment Manager, the fees of the Directors who are not "affiliated persons" of the Investment Manager, the expenses of all Directors, the fees and out-of-pocket expenses of the Fund's custodian and the transfer and dividend disbursing agent and the fee payable under the Distribution and Servicing Plan. See "Distribution and Servicing Plan." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio. For a more detailed description of the expenses to be borne by the Portfolios, see "Management" and "Distribution and Servicing Plan" in the Statement of Additional Information.

PRINCIPAL PORTFOLIO MANAGERS

The names of the principal persons employed by or associated with the Investment Manager who are primarily responsible for the day-to-day management of the assets of each of the Portfolios are as follows:

EQUITY PORTFOLIO--Herbert W. Gullquist and Michael S. Rome

SMALL CAP PORTFOLIO--Eileen Alexanderson, Herbert W. Gullquist, Bradley J. Purcell, Michael S. Rome and Leonard M. Wilson

BIOGRAPHICAL INFORMATION OF
PRINCIPAL PORTFOLIO MANAGERS

EILEEN ALEXANDERSON. Ms. Alexanderson is a Managing Director of the Investment Manager where she has been employed since 1979.

HERBERT W. GULLQUIST. Mr. Gullquist is Vice Chairman of the Investment Manager and has been a Managing Director of the Investment Manager since 1982.

BRADLEY J. PURCELL. Mr. Purcell is a Vice President of the Investment Manager and has been with the Investment Manager since 1991.

MICHAEL S. ROME. Mr. Rome is a Managing Director of the Investment Manager and has been with the Investment Manager since 1991.

LEONARD M. WILSON. Mr. Wilson has been a Senior Vice President of the Investment Manager since 1988.

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Portfolio's administrator pursuant to an Administration Agreement with the Fund.

DISTRIBUTOR

Under the terms of a distribution agreement with the Fund, Lazard Freres acts as distributor for the Portfolios.

CUSTODIAN; TRANSFER AND DIVIDEND
DISBURSING AGENT

State Street has been retained to act as Custodian of the Portfolios' investments. Boston Financial Data Services Inc., an affiliate of State Street, serves as the Fund's Transfer and Dividend Disbursing Agent. Neither the Custodian nor the Transfer Agent has any part in deciding either Portfolio's investment policies or which securities are to be purchased or sold for either Portfolio. Subject to the supervision of the Fund's Board of Directors, the Custodian may enter into subcustodial arrangements on behalf of either of the Portfolios for the holding of foreign securities.

PURCHASE OF SHARES

INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND. INDIVIDUALS SHOULD CONSULT A PARTICIPATING INSURANCE COMPANY, THE ADMINISTRATOR OF AN ELIGIBLE PLAN OR A FINANCIAL INTERMEDIARY FOR INFORMATION ON THE PURCHASE OF PORTFOLIO SHARES. THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

Purchase orders received by the Participating Insurance Company or Eligible Plan on a given business day will be effected at the net asset value of the applicable Portfolio determined on such business day if the orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's or Eligible Plan administrator's or trustee's responsibility to transmit purchase orders in accordance with applicable requirements.

Fund shares are sold on a continuous basis. Net asset value ordinarily is determined as of 4:00 p.m. (New York Time) on each day during which the New York Stock Exchange is open for trading. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of each Portfolio (i.e., the value of its assets less liabilities) by the total number of shares outstanding. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. Other debt securities are valued using available market quotations or at fair value which may be determined by one or more pricing services. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


REDEMPTION OF SHARES

Portfolio shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies or by Eligible Plans. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests received by the Participating Insurance Company or Eligible Plan on a given business day will be effected at the net asset value of the applicable Portfolio determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's or Eligible Plan administrator's or trustee's responsibility to properly transmit redemption requests in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on the Portfolio's then-current net asset value.

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Commission.

DISTRIBUTION AND
SERVICING PLAN

Shares of the Portfolios are subject to a Distribution and Servicing Plan, adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Servicing Plan, each Portfolio pays Lazard Freres for advertising, marketing and distributing the Portfolio's shares and for the provision of certain services to the holders of Portfolio shares at an annual rate of .25 of 1% of the Portfolio's average daily net assets. Lazard Freres may make payments to Participating Insurance Companies for providing these services to Policy owners or to certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") for providing these services to Eligible Plan participants. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in the NASD Conduct Rules. Depending on a Participating Insurance Company's corporate structure and applicable state law, Lazard Freres may make payments to the Participating Insurance Company's affiliated broker-dealer or other affiliated company rather than the Participating Insurance Company itself.

From time to time, Lazard Freres may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable to Lazard Freres under the Distribution and Servicing Plan for advertising, marketing and distributing Portfolio shares and for payments to Participating Insurance Companies and Service Agents are payable without regard to actual expenses incurred.

DIVIDENDS AND
DISTRIBUTIONS

Each Portfolio declares and pays dividends from net investment income annually.

Net realized capital gains, if any, generally will be distributed once a year, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. Neither Portfolio will make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. Shares begin accruing dividends on the day the purchase order is received in proper form by the Transfer Agent. Dividends and distributions will be invested in additional shares of the same Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

TAXATION

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code. Each Portfolio will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Portfolio. By qualifying as a regulated investment company under the Code, a Portfolio will not be subject to Federal income taxes with respect to net investment income and net capital gains distributed to its shareholders.

Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying Policies in order for the Policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolios under Subchapter M of the Code, may affect the composition of a Portfolio's investments. Since the shares of the Portfolios currently are sold to segregated asset accounts underlying such Policies, each Portfolio intends to comply with the diversification requirements as set forth in the regulations.

By meeting these and other requirements, the Participating Insurance Companies, rather than the Policy owners, should be subject to tax on distributions received with respect to Portfolio shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.

Dividends and distributions made by the Portfolios to Eligible Plans are not taxable to the Plans or to the participants thereunder. The Portfolios will be managed without regard to tax ramifications.

Since the Fund's shareholders are the Participating Insurance Companies, their separate accounts and Eligible Plans, no discussion is included herein as to the Federal income tax consequences to Policy owners and Eligible Plan participants. For information concerning the Federal income tax consequences, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee.

ORGANIZATION AND
DESCRIPTION OF CAPITAL
STOCK

The authorized capital stock of the Fund consists of five hundred million shares of common stock, $.001 par value. To date, the Fund's Board of Directors has authorized a total of ten Portfolios. Each Portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies. A shareholder in a Portfolio will be entitled to its pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, will receive the then-current net asset value of that Portfolio represented by the redeemed shares. See "Purchase of Shares" and "Redemption of Shares." The Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives, policies or restrictions. All shares of the Fund will be validly issued, fully paid and non-assessable. Each share has one vote.

In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy or an Eligible Plan that participates in the Fund will request voting actions from Policy holders or Plan participants and will vote shares in proportion to the voting instructions received. For further information on voting rights, Policy holders should refer to the prospectus for their Policies and Plan participants should consult the Plan's administrator or trustee.

Maryland law does not require annual meetings of shareholders except under certain specified circumstances and it is anticipated that shareholder meetings will be held only when required by Federal or Maryland law. A meeting of shareholders will be called, however, for the purpose of voting upon the question of removal of a director of the Fund, upon the written request of holders of not less than ten percent of all votes entitled to be cast at the meeting. The Fund will assist shareholders in communications concerning the removal of any director of the Fund.


PERFORMANCE
INFORMATION

From time to time, the Portfolios may advertise their "average annual total return" and their "total return." THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. These total returns show the investment results of the Portfolio over a specified period of time (such as one, five or ten years, or the period of time since commencement of operations, if shorter) and assume the reinvestment of all distributions and dividends. Both types of total return are computed in the same manner, except that the "average annual total return" requires the additional step of determining the annual rate of return required for the initial investment to equal the "total return" at the end of the relevant period.

In addition, from time to time, the Fund may advertise "yield" and "actual distribution rate" quotations for one or more Portfolios. A Portfolio's "yield" for any 30-day period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio's "actual distribution rate" is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of a Portfolio should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The yield and total return for a Portfolio should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and therefore will be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.

The Small Cap Portfolio and the Equity Portfolio only recently commenced operations, on November 4, 1997 and March 19, 1998, respectively. However, each Portfolio has the same investment objectives and follows substantially the same investment policies as a corresponding publicly offered series of The Lazard Funds, Inc., which is an open-end investment company. These Lazard public funds have the same portfolio managers as the corresponding Portfolios offered in this Prospectus. Historical performance information for the Institutional Shares of the corresponding Lazard public funds for various periods ended December 31, 1997 is set forth on "Appendix B." SUCH PERFORMANCE INFORMATION SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE PORTFOLIOS' OWN PERFORMANCE NOR INDICATIVE OF THE FUTURE PERFORMANCE OF THE PORTFOLIOS. For information regarding the Small Cap Portfolio's own performance, see "Financial Highlights" above and the Fund's annual report for the fiscal year ended December 31, 1997, which may be obtained without charge by writing to the address or calling the appropriate number set forth on the cover page of this Prospectus.

APPENDIX A

INVESTMENT TECHNIQUES

FOREIGN CURRENCY TRANSACTIONS--(Equity Portfolio) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive in the exchange. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

BORROWING MONEY--Each Portfolio is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Portfolio currently intends to borrow money only from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments.

USE OF DERIVATIVES--Each Portfolio may invest in the types of Derivatives enumerated under "Investment Consideration and Risks--Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies--Management
Policies--Derivatives" in the Statement of Additional Information.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the Portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Portfolio's performance.

If the Portfolio invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its Derivatives were poorly correlated with its other investments or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Although neither the Fund nor any Portfolio will be a commodity pool, certain Derivatives subject the Portfolio to the rules of the Commodity Futures Trading Commission, which limit the extent to which the Portfolio can invest in such Derivatives. The Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Each Portfolio may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Portfolio may write (i.e., sell) covered call and put options contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Commission, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.

LENDING PORTFOLIO SECURITIES--Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

FORWARD COMMITMENTS--Each Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. When required by the Commission, a Portfolio may have to set aside permissible liquid assets in a segregated account to cover its commitments.

CERTAIN PORTFOLIO SECURITIES

CONVERTIBLE SECURITIES--Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

DEPOSITARY RECEIPTS--Each Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES--Each Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

WARRANTS--A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. A Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

INVESTMENT COMPANIES--Each Portfolio may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses.

MONEY MARKET INSTRUMENTS--Each Portfolio, unless otherwise provided, may invest in the following types of Money Market Instruments:

         U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

         FOREIGN GOVERNMENT SECURITIES. Securities issued or guaranteed by a foreign government or its agencies or instrumentalities.

         REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Portfolio may enter into repurchase agreements with certain banks or non-bank dealers.

         BANK OBLIGATIONS. The Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are differing in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Investment Considerations and Risks--Foreign Securities."

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

         COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper of U.S. issuers purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, Fitch-1 by Fitch or Duff-1 by Duff,
(b) issued by companies having an outstanding debt issue currently rated at least Aa/AA by one or more Rating Agencies, or (c) if unrated, determined by the Investment Manager to be of comparable quality to those rated obligations which may be purchased by the Portfolio.

         PARTICIPATION INTERESTS. Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest.

ILLIQUID SECURITIES--Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

RATINGS--Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P, Fitch and Duff are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.

The Rating Agencies' ratings represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risks of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Portfolio's ability to achieve its investment objective may be more dependent on the Investment Manager's credit analysis than might be the case for a fund that invested in higher rated securities.

APPENDIX B

Set forth below is total return and average annual total return information for the Institutional Shares of publicly offered series of The Lazard Funds, Inc., which correspond to the Portfolios offered in this Prospectus, calculated as described under "Performance Information," and for an appropriate securities index. Investors should not consider this performance data as an indication of the future performance of the Portfolios offered in this Prospectus. The performance figures below reflect the deduction of the historical fees and expenses paid by the Institutional Shares of the Lazard public funds, and not those to be paid by the Portfolios. The figures also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies. Policy owners should refer to the applicable insurance company disclosure documents for information on such charges and expenses. Additionally, although it is anticipated that each Portfolio and its corresponding Lazard public fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Moreover, the Equity Portfolio is a non-diversified fund, while Lazard Equity Portfolio is a diversified fund. See "Description of the Portfolios--Investment Considerations and Risks--Non-Diversified Portfolios."

The total return and average annual total return for the Institutional Shares of the corresponding Lazard public funds and securities indices for the indicated periods ended December 31, 1997 were:

                                                   TOTAL RETURN                         AVERAGE ANNUAL TOTAL RETURN
NAME OF PUBLIC FUND AND INDEX              PERIOD ENDED DECEMBER 31, 1997              PERIOD ENDED DECEMBER 31, 1997
                                   --------------------------------------------   --------------------------------------
                                    ONE     THREE    FIVE      TEN     SINCE      ONE    THREE   FIVE     TEN    SINCE
                                   YEAR     YEARS    YEARS    YEARS  INCEPTION*   YEAR   YEARS   YEARS   YEARS INCEPTION*
                                  ---------------------------------------------  ----------------------------------------
Lazard Equity Portfolio            25.13%  106.59%  155.41%  386.45%  329.57%    25.13%  27.36%  20.63%  17.14%  14.75%
Standard & Poor's 500 Index**      33.36%  125.60%  151.63%  425.67%  356.05%    33.36%  31.15%  20.27%  18.05%  15.42%


Lazard Small Cap Portfolio         28.06%  92.86%   156.00%   --      233.85%    28.06%  24.47%  20.68%    --    21.57%
Russell 2000 Stock Index**         22.36%  83.06%   113.73%   --      160.74%    22.36%  22.33%  16.41%    --    16.80%



----------
  *Inception dates are: Lazard Equity Portfolio--June 1, 1987; and Lazard Small
   Cap Portfolio--October 31, 1991.
** The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged and have no fees or costs. The S&P 500(R) Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000(R) Index is composed of 2,000 common stocks of U.S. companies with average market capitalization of approximately $467 million as of December 31, 1997.


The above returns reflect partial waivers of fees. Without such waivers, the total returns and average annual total returns would have been lower.
                                      * * *
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                         LAZARD RETIREMENT SERIES, INC.

                              30 Rockefeller Plaza


                            New York, New York 10112
                                 (800) 823-6300

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1998

                  Lazard Retirement Series, Inc. (the "Fund") is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated May 1, 1998, as it may be revised from time to time, relating to the following nine portfolios (individually, a "Portfolio" and collectively, the "Portfolios"):

Lazard Retirement Bantam Value
  Portfolio

Lazard Retirement Emerging Markets
  Portfolio

Lazard Retirement Equity Portfolio

Lazard Retirement Global Equity
  Portfolio

Lazard Retirement International Equity
  Portfolio

Lazard Retirement International Fixed Income
  Portfolio

Lazard Retirement International Small Cap
  Portfolio

Lazard Retirement Small Cap Portfolio

Lazard Retirement Strategic Yield Portfolio


                  Shares of the Portfolios are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively, "Policies") and qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (collectively, "Eligible Plans") outside the separate account context.

                  Lazard Asset Management, a division of Lazard Freres & Co. LLC ("Lazard Freres"), serves as the investment manager (the "Investment Manager") to each of the Portfolios.

                  To obtain a copy of the Fund's Prospectus, please write or call the Fund at the address and telephone number given above.


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                                TABLE OF CONTENTS
                                                                            Page
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Investment Objectives and Management Policies..................................3
Investment Restrictions.......................................................13
Management....................................................................15
Determination of Net Asset Value..............................................19
Portfolio Transactions........................................................21
Redemption of Shares..........................................................22
Distribution and Servicing Plan...............................................23
Dividends and Distributions...................................................23
Taxation .....................................................................24
Performance Information.......................................................27
Organization and Description of Capital Stock.................................28
Counsel and Independent Auditors..............................................30
Appendix .....................................................................31


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                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES


     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Portfolios" and "Appendix."

Portfolio Securities

     DEPOSITARY RECEIPTS. (All Portfolios) These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     MUNICIPAL OBLIGATIONS. (Strategic Yield Portfolio) Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Portfolio also may acquire call options on specific municipal obligations. The Portfolio generally would purchase these call options to protect the Portfolio from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

     Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

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

     While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders on Portfolio shares which are attributable to interest income received by the Portfolio from municipal obligations generally will be subject to Federal income tax. The Portfolio will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Portfolio investments. The Portfolio currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

     REPURCHASE AGREEMENTS. (All Portfolios) The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "Commission") to be loans by the Portfolio that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

     COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. (All Portfolios) These instruments include variable amount master demand notes, which are obligations that permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Prospectus for other commercial paper issuers.

     CONVERTIBLE SECURITIES. (All Portfolios) Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to

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

rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     ILLIQUID SECURITIES. (All Portfolios) When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, a Portfolio will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, the Portfolio intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed the Investment Manager to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

     MORTGAGE-RELATED SECURITIES. (International Fixed Income Portfolio and Strategic Yield Portfolio)

GOVERNMENT-AGENCY SECURITIES--Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban

Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

GOVERNMENT-RELATED SECURITIES--Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

     Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

PRIVATE ENTITY SECURITIES--These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

     REITS. (The Bantam Value Portfolio, Equity Portfolio, Global Equity Portfolio and Small Cap Portfolio) Each of these Portfolios may invest an unlimited amount of its assets in Real Estate Investment Trusts ("REITS"), although each currently intends to limit its investments in REITS to no more than 5% of its net assets. Each Portfolio intends to invest in listed equity REITS, which own properties, and listed mortgage REITS, which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools. Accordingly, the Portfolio may be subject to the considerations associated with the direct ownership of real estate because of the Portfolio's ability to invest in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate. These include declines in the value of real estate, factors related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies that service the real testate industry also may be affected by such risks.

     In addition, equity REITS may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITS may be affected by the quality of any credit extended. Further, equity and mortgage REITS are dependent upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption under the Investment Company Act of 1940, as amended (the " 1940 Act").

     INVESTMENT COMPANIES. (All Portfolios) Each Portfolio may invest in securities issued by other investment companies. Under the 1940 Act, a Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's net assets with respect to any one investment company and (iii) 10% of the Portfolio's net assets in the aggregate.

MANAGEMENT POLICIES

     LENDING PORTFOLIO SECURITIES. (All Portfolios) In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

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

     DERIVATIVES. (All Portfolios) Each Portfolio may invest in Derivatives (as defined in the Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. (All Portfolios) Each Portfolio may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, if permitted as described in the Prospectus, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio's net assets. Although a Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

     Successful use of futures by a Portfolio also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Commission, a Portfolio may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. Each Portfolio, except the International
Fixed Income Portfolio, may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     The Emerging Markets Portfolio, Global Equity Portfolio, International Fixed Income Portfolio, International Small Cap Portfolio and Strategic Yield Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Each Portfolio, except the Equity Portfolio, Bantam Value Portfolio and Small Cap Portfolio, may purchase and sell currency futures. A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS--In General. (All Portfolios) Each Portfolio may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives

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the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

     A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Portfolio is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. All Portfolios, except the International
Fixed Income Portfolio, may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     Each Portfolio, except the Equity Portfolio, Bantam Value Portfolio and Small Cap Portfolio, may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

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

     Each Portfolio may purchase cash-settled options on interest rate swaps, interest rate swaps. The Emerging Markets Portfolio, Global Equity Portfolio, International Equity Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio may purchase interest rate swaps denominated in foreign currency. Each Portfolio, except the International Fixed Income Portfolio, may purchase equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by a Portfolio of options will be subject to the Investment Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager's predictions are incorrect, the Portfolio may incur losses.

     FUTURE DEVELOPMENTS. The relevant Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in the Prospectus or Statement of Additional Information.

     FORWARD COMMITMENTS. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

INVESTMENT CONSIDERATIONS AND RISKS

     LOWER RATED SECURITIES. (International Fixed Income Portfolio and Strategic Yield Portfolio) Each of these Portfolios is permitted to invest in securities rated Ba by Moody's Investors Service, Inc. ("Moody's") or BB by Standard & Poor's Ratings Group ("S&P"), Fitch IBCA, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff" and together with the other rating agencies, the "Rating Agencies"), and as low as the lowest rating assigned by the Rating Agencies. Such securities, though higher yielding, are characterized by risk. See "Description of the Portfolios Investment Considerations and Risks-Lower Rated Securities" in the Prospectus for a discussion of certain risks and the "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolio will rely on the Investment Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.

In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolio has no arrangement with any persons concerning the acquisition of such securities, and the Investment Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities and pay-in-kind bonds, in which the Strategic Yield Portfolio may invest. Pay-in-kind bonds pay interest through the issuance of additional securities. Zero coupon securities and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment.

                             INVESTMENT RESTRICTIONS

     Each Portfolio has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing Portfolio, will not require approval as described in the preceding sentence. Investment restrictions numbered 9 through 12 are not fundamental policies and may be changed, as to a Portfolio, by vote of a majority of the Fund's Board of Directors at any time. None of the Portfolios may:

     1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to more than 33 1/3% of the value of the Portfolio's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, a Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Commission and the Fund's Board.

     6. Act as an underwriter of securities of other issuers, except to the extent a Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     7. Issue any senior security (as such term is defined in Section 1 8(f) of the 1940 Act), except to the extent the activities permitted in Investment Restrictions Nos. 2, 4, 10 and 11 may be deemed to give rise to a senior security.

     8. Purchase securities on margin, but a Portfolio may make margin deposits in connection with transactions on options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     9. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns as a shareholder in accordance with its views.

     10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Purchase, sell or write puts, calls or combinations thereof, except as described in the Prospectus and Statement of Additional Information.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

                                      * * *

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


     In addition, each Portfolio has adopted the following policies as non-fundamental policies. Each Portfolio intends (i) to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code and (ii) to comply in all material respects with insurance laws and regulations that the Fund has been advised are applicable to investments of separate accounts of Participating Insurance Companies. As non-fundamental policies, these policies may be changed by vote of a majority of the Fund's Board of Directors at any time.


                                   MANAGEMENT

     The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 30 Rockefeller Plaza, New York, New York 10112.



  Name, Address and Age         Position with Registrant          Principal Occupation During Past 5 Years
  ---------------------         ------------------------          ----------------------------------------
Norman Eig* (57)               Chairman of the Board           Managing Director (formerly General Partner),
                                                               Lazard Freres.

Herbert W. Gullquist* (60)     President, Director             Managing Director (formerly General Partner),
                                                               Lazard Freres.

John J. Burke (69)             Director                        Vice Chairman, Director, Montana Power Company.
50 Burning Tree Lane
Butte, MT 59701

Kenneth S.  Davidson (53)      Director                        Managing Partner, Davidson Weil Associates;
767 Fifth Avenue, 43rd Floor                                   Davidson Weil Associates Director, Blackthorn Fund
Railroad.                                                      N.V.  and Ottertail Valley
New York, NY 10153

Carl Frischling* (61)          Director                        Senior Partner, Kramer, Levin, Naftalis Nessen,
170 East 83rd Street                                           Kamin & Frankel; from 1992 to 1994, Senior
New York, NY 10028                                             Partner, Reid & Priest; from 1979 to 1992, Senior
                                                               Partner, Spengler Carlson Grubar Brodsky &
                                                               Frischling.

Lester Z. Lieberman (67)       Director                        Private Investor; Member of the Board of Directors
25 Vreeland Road                                               of Dowel Associates, Chairman of




  Name, Address and Age         Position with Registrant          Principal Occupation During Past 5 Years
  ---------------------         ------------------------          ----------------------------------------
Florham Park, NJ 07932                                         the Boards of Trustees of Newark Beth Israel Medical Center and

                                                               Irvington General Hospital; Member of the New
                                                               Jersey State Investment Council; prior to 1994,
                                                               Member of the Boards of Directors of United Jersey
                                                               Bank, N.A.  and Clarkson University.

Richard Reiss, Jr. (54)        Director                        Managing Partner, Cumberland Associates, an
1114 Avenue of the Americas                                    investment manager.
New York, NY 10036

John Rutledge (49)             Director                        President, Rutledge & Company, an economics and
One Greenwich Office Park                                      investment advisory firm; Chairman, Claremont
51 Weaver Street                                               Economics Institute.
Greenwich, CT 06831

William Katz (44)              Director                        President and Chief Operating Officer of BBDO, an
1285 Avenue of the Americas                                    advertising agency; from May 1994 to February New
York, NY 10019                                                 1996, General Manager of BBDO; prior thereto,
                                                               Executive Vice President and Senior Account
                                                               Director of BBDO.

William G. Butterly, III (37)  Vice President, Secretary       Senior Vice President, Legal Affairs of the
                                                               Investment Manager; prior to May 1993, attorney
                                                               with Shearman & Sterling

Gus Coutsouros (35)            Treasurer                       Certified Public Accountant, Vice President and
                                                               Assistant Controller of the Investment Manager;
                                                               prior to June 1992, Manager, National Securities
                                                               and Research Corp.

-----------------

*        An "interested person" of the Fund as defined in the 1940 Act.

         The Fund has adopted a Distribution and Servicing Plan with respect to shares of the Portfolios. So long as the Plan remains in effect, the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

         The Fund pays its Directors its allocable share of the aggregate of a fixed fee of $20,000 per annum and a per meeting fee of $1,000 for the Fund and The Lazard Funds, Inc., and reimburses them for their expenses. The aggregate amount of compensation paid to each Director by the Fund and by The Lazard Funds, Inc. for which such person also is a Director for the year ended December 31, 1997, was as follows:

                                                        Total Compensation From
                               Aggregate Compensation       The Fund and The
           Name of Director         from the Fund          Lazard Funds, Inc.


Norman Eig                               N/A                       N/A
Herbert W. Gullquist                     N/A                       N/A
John J. Burke                            $0                      $24,000
Lester Z. Lieberman                      $0                      $24,000
Richard Reiss, Jr.                       $0                      $23,000
John Rutledge                            $0                      $22,000
Kenneth S. Davidson                      $0                      $24,000
Carl Frischling                          $0                      $24,000
William Katz                             $0                      $11,333


Investment Manager and Investment Management Agreement

     Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, has entered into an investment management agreement (the "Management Agreement") with the Fund on behalf of the Portfolios. Pursuant to the Management Agreement, Lazard Asset Management regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.


     Lazard Asset Management is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Commission and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management. It is a major underwriter of corporate securities, conducts a broad range of trading and brokerage activities in corporate and governmental bonds and stocks and acts as a financial adviser to utilities. Lazard Asset Management provides investment management services to client discretionary accounts with assets as of December 31, 1997 totaling approximately $53 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.


     Under the terms of the Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager's members, directors, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under the Management Agreement, the Investment Manager also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to others.

     As compensation for its services, each of the Portfolios has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily value of the net assets of the relevant Portfolio:

         Bantam Value Portfolio -- .75%
         International Fixed Income Portfolio -- .75%
         Emerging Markets Portfolio - 1.00%
         International Small Cap Portfolio -- .75%
         Equity Portfolio -- .75%
         Small Cap Portfolio -- .75%
         Global Equity Portfolio -- .75%
         Strategic Yield Portfolio -- .75%
         International Equity Portfolio -- .75%


     The Investment Manager has undertaken to bear with respect to the Emerging Markets Portfolio and the Small Cap Portfolio total operating expenses in excess of 1.80% and 1.50%, respectively, of such Portfolio's average net assets. Pursuant to the terms of the Management Agreement and these arrangements, no fees were paid by the Emerging Markets Portfolio and the Small Cap Portfolio to the Investment Manager for the fiscal year ended December 31, 1997.


     The Management Agreement provides that the relevant Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, clerical salaries, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees an expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders.


     As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was last approved by the sole shareholder of each Portfolio on April 30, 1997. The Management Agreement was approved by the Fund's Board, including a majority of the Directors who are not "interested persons" of any party to the Management Agreement, at a meeting held on April 30, 1997. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days' notice, by the Investment Manager. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

Administrator and Custodian


     The Fund has engaged State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, to provide certain administrative services to the Portfolios. Each Portfolio will bear the cost of such administrative expenses at the annual rate of $37,500 plus .02% of the average daily net assets of the Portfolio.


     State Street also acts as the Fund's custodian. As the Fund's custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio's assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

Distributor

     Lazard Freres serves as the distributor of shares of each of the Fund's Portfolios and conducts a continuous offering pursuant to a "best efforts" arrangement. As the distributor, it accepts purchase and redemption orders for shares of the Portfolios. In addition, the distribution agreement obligates Lazard Freres to pay certain expenses in connection with the offering of the shares of the Portfolios. After the prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Lazard Freres also will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each Portfolio is determined by State Street on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the total assets of the Portfolio, less all liabilities, by the total number of Portfolio shares outstanding.

        The value of securities, other than options listed on national securities exchanges and debt securities maturing in 60 days or less, is determined as of the close of regular trading on the New York Stock Exchange. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is currently 4:10 p.m., New York time). Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not reflect accurately their fair value, in which case such securities would be valued at their fair value as determined under the supervision of the Board of Directors. Each security for which the primary market is on a national securities exchange is valued at the last sale price on the principal exchange on which it is traded, or, if no sales are reported on such exchange on that day, at the closing bid price.

     Any security held by a Portfolio for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System is valued at the last sale price as quoted by such system or, in the absence of any sale on the valuation date, at the closing bid price. Any other unlisted security for which current over-the-counter market quotations or bids are readily available is valued at its last quoted bid price or, if available, the mean of two such prices.

     All other securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Directors and in accordance with procedures adopted by the Board of Directors. The portfolio securities of any of the Portfolios also may be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Manager to reflect the fair market value of such securities.

     The Bantam Value Portfolio, International Small Cap Portfolio and Small Cap Portfolio invest primarily in equity securities of companies with relatively small market capitalizations. Because of the difference between the bid and asked prices of over-the-counter securities, there may be an immediate reduction in the net asset value of the shares of the Bantam Value Portfolio, International Small Cap Portfolio or Small Cap Portfolio after such Portfolio has completed a purchase of securities that will be valued by the relevant Portfolio at their bid price, since those securities usually will have been purchased at or near the asked price.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Portfolio is not calculated. Each Portfolio calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange once on each day on which the New York Stock Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Directors.

                             PORTFOLIO TRANSACTIONS

General

     Subject to the supervision of the Board of Directors, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, the Investment Manager seeks the best overall terms available, taking into account such factors as price, size of order, difficulty of execution and skill required of the executing broker. While the Investment Manager will generally seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of portfolio securities on a securities exchange are effected by the Investment Manager through brokers who charge a negotiated commission for their services based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Lazard Freres. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the Commission thereunder, the Fund's Board has determined that securities transactions for a Portfolio may be executed through Lazard Freres if, in the judgment of the Investment Manager, the use of Lazard Freres is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, Lazard Freres charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

     Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

Research and Statistical Information

     When it can be done consistently with the policy of obtaining the best overall terms available, the Investment Manager may select brokers or dealers who supply market quotations to the Fund's custodian for valuation purposes, or who supply research, market and statistical information to the Investment Manager. Although such research, market and statistical information may be useful to the Investment Manager, it is only supplementary to the Investment Manager's own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Manager's staff. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Management Agreement with the Fund on behalf of the Portfolios. Such information may be useful to the Investment Manager in providing services to both the Portfolios and clients other than the Portfolios, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Manager in carrying out its obligations to the Portfolios. In addition, when it can be done consistently with the above stated policy, the Investment Manager may place orders with brokers and dealers (i) who refer persons to the Investment Manager for the purpose of purchasing shares of the Portfolios or (ii) who provide services to the Fund at no fee or for a reduced fee.


Brokerage Commissions

     In connection with their portfolio securities transactions for the fiscal year ended December 31, 1997, the Emerging Markets Portfolio and the Small Cap Portfolio paid brokerage commissions of $4,048 and $716, respectively.


                              REDEMPTION OF SHARES


     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Redemption of Shares."


     REDEMPTION COMMITMENT. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the rights to make payments in whole or part in securities (which may include non-marketable securities) or other assets of the Portfolio in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the

     Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Commission by order may permit to protect the Portfolio's shareholders.

                         DISTRIBUTION AND SERVICING PLAN


     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Distribution and Servicing Plan."


     Rule 12b-1 (the "Rule") adopted by the Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution and Servicing Plan"), pursuant to which the Fund pays Lazard Freres for advertising, marketing and distributing shares of the Portfolios and for the provision of certain services to the holders of shares of the Portfolios. Lazard Freres may make payments to Participating Insurance Companies for providing these services to Policy owners and to certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") for providing these services to Eligible Plan participants. The Fund's Board determined, in the exercise of its business judgment, that the Fund's Distribution and Servicing Plan is reasonably likely to benefit the Fund, Policy owners and Eligible Plan participants.

     A quarterly report of the amounts expended under the Distribution Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of shares of a Portfolio may bear for distribution pursuant to the Distribution and Servicing Plan without such shareholders' approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. The Distribution and Servicing Plan was so approved on April 30, 1997. As to a Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan or by vote of the holders of a majority of the shares of the relevant Portfolio.

                           DIVIDENDS AND DISTRIBUTIONS

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends and Distributions."


     The Fund intends to declare as a dividend on the outstanding shares of each of the International Fixed Income Portfolio and the Strategic Yield Portfolio substantially all of the Portfolio's net investment income at the close of each business day to shareholders of record at 4:00 p.m. (New York time). Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of the International Fixed Income Portfolio and Strategic Yield Portfolio will be paid five business days prior to the end of each month. Shareholders who redeem all their shares of any of these Portfolios prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid. Shareholders of any of these Portfolios who redeem only a portion of their shares will be entitled to all dividends that are declared by unpaid on the redeemed shares on the next dividend payment date.

     Dividends from net investment income on the Equity Portfolio, International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio generally will be declared and paid at least annually and may be declared and paid twice annually.

     Dividends will be calculated at the same time and in the same manner and will be of the same amount for each Portfolio.

     Investment income for a Portfolio includes, among other things, interest income, accretion of market and original issue discount and amortization of premium and, in the case of the Equity Portfolio, International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio, also would include dividends.

     With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually and may be declared and paid twice annually. Dividends and distributions on shares of a Portfolio will be invested in additional shares of the same Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

                                    TAXATION


     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Taxation."


     Each Portfolio intends to qualify as a regulated investment company under the Code and to continue to so qualify as long as such qualification is in the best interests of its shareholders. As a regulated investment company, a Portfolio will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, derive less than 30% of its annual gross income from gains on the sale of securities held for less than three months, and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management of investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of a Portfolio for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currency, non-U.S. dollar denominated debt instruments, and certain financial futures and options, may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by a Portfolio from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

     Offsetting positions held by a Portfolio involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles in governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 988 and 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" transactions may be recharacterized as ordinary income.

     If a Portfolio were treated as entering into straddles by reason of its future or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

     If a Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.

     Investment by a Portfolio in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing a Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to recognize annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute an amount equal to such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     Shareholders of the Fund will be variable annuity and variable life insurance separate accounts established by insurance companies to fund Policies and Eligible Plans. The Secretary of the Treasury may in the future issue additional regulations or revenue rulings that will prescribe the circumstances in which a Policy owner's control of the investments of a separate account may cause the Policy owner, rather than the insurance company, to be treated as the owner of assets of the separate account. Failure to comply with Section 817(h) of the Code or any regulation thereunder, or with any regulations or revenue rulings on Policy owner control, if promulgated, would cause earnings regarding a Policy owner's interest in the separate account to be includable in the Policy owner's gross income in the year earned.

     The Fund will not report dividends paid to Eligible Plans to the Internal Revenue Service ("IRS"). Generally, distributions from Eligible Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59 1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from an Eligible Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 70 1/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Plan will be responsible for reporting distributions from the Plan to the IRS. Participants in Eligible Plans will receive a disclosure statement describing the consequences of a distribution from the Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to an Eligible Plan in excess of the amounts permitted by law may be subject to an excise tax. For more information concerning the Federal income tax consequences, Policy owners should refer to the prospectus for their contracts or policies and Eligible Plan participants should consult the Plan's administrator or trustee.

                             PERFORMANCE INFORMATION

     The Small Cap Portfolio and Emerging Markets Portfolio are the only Portfolios that have completed their first fiscal year and, therefore, performance data are provided only for such Portfolios.

     Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Portfolio account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Portfolios average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Current yield is computed pursuant to a formula which operates as follows:
The amount of the relevant Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with the regulatory requirements) by such Portfolio during the period. That result is then divided by the product of:
(a) the average daily number of such Portfolio's shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which l is subtracted. The current yield is then arrived at by multiplying the result by 2.


     The average annual total return for the Small Cap Portfolio and Emerging Markets Portfolio for the .159 year period ended December 31, 1997 was (1.44%) and (4.71%), respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     Total return is calculated by subtracting the amount of the relevant Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period. With respect to the Small Cap Portfolio and Emerging Markets Portfolio, the total return for the period November 4, 1997 (commencement of operations) through December 31, 1997 was (1.44%) and (4.71%), respectively.

     From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic or financial conditions, developments and/or events, and also may refer to Morningstar ratings and related analyses supporting the rating. From time to time, advertising materials for the Fund may refer to, or include, commentary by the Fund's portfolio managers relating to their investment strategy, asset growth of the Portfolios, current or past business, political, economic or financial conditions and other matters of general interest to shareholders.

            ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

     The Fund is a Maryland corporation organized on February 13, 1997 as an open end investment company. The authorized capital stock of the Fund consists of five hundred million (500,000,000) shares of common stock, $.001 par value per share. To date, the Fund's Board of Directors has authorized the issuance of ten Portfolios which each consist of fifty million (50,000,000) shares of common stock. The Board of Directors may, in the future, create additional portfolios or classes of shares.


     As of April 27, 1998, the following shareholders owned beneficially or of record 5% or more of the indicated Portfolio's outstanding shares:


                                            Percentage of Total
          Name and Address                   Shares Outstanding
          ----------------                   ------------------

EQUITY PORTFOLIO

Lazard Freres & Co                                  97.84%
ATTN:  Michael R. August
30 Rockefeller Plaza, 57th Floor
New York, NY  10112-0002

SMALL CAP PORTFOLIO

Lazard Freres & Co                                  71.42%
30 Rockefeller Plaza, 57th Floor
New York, NY  10112-0002

Lazard Freres & Co                                  14.28%
ATTN:  Michael R. August
30 Rockefeller Plaza, 57th Floor
New York, NY  10112-0002

American National Insurance Co.
One Moody Plaza 14th Floor                          8.86%
Galveston, TX  77550-7948

Great American Reserve Insurance                    5.44%
11825 N. Pennsylvania St.
Carmel, IN  46032-4555

EMERGING MARKETS PORTFOLIO

Lazard Freres & Co                                  98.28%
30 Rockefeller Plaza 57th Floor
New York, NY  10112-0002

     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

     Each share of a portfolio and class is normally entitled to one vote for all purposes. Generally, shares of a portfolio and class vote as a single series or class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. As to matters affecting a portfolio differently, such as approval of the Management Agreement and changes in investment policy, shares of the portfolio vote as a separate series.

     All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Fund. Shares of a Portfolio are of one class and have equal rights as to dividends and in liquidation. Shares of a Portfolio have no preemptive, subscription or conversion rights and are freely transferable.

                        COUNSEL AND INDEPENDENT AUDITORS

     Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.


     Anchin, Block & Anchin, LLP, has been selected as the independent auditors for the Fund.

                                APPENDIX

     Description of certain ratings.

S&P

BOND RATINGS

                                       AAA

     Bonds rated AAA have the highest rating assigned to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                       AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                       BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                       BB

     Bonds rated BB have less near-term vulnerability to default than other speculative grade bonds. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                        B

     Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       CCC

     Bonds rated CCC have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                                       CC

     The rating CC is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC rating.

                                        C

     The rating C is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC- rating.

                                        D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's letter ratings may be modified by the additional of a plus or a minus sign, which is used to show relative standing within the major ratings categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.
                                       A-1

     This designation indicates the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted within a plus sign (+) designation.

     Capacity for timely payment on issues with this designation is strong. However. the relative degree of safety is not as high as for issues designated A-1.

Moody's

BOND RATINGS

                                       Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities of fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

     Bond which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a rating for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATINGS

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P- 1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Fitch

BOND RATINGS

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

     Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

     Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-l+.

                                        A

     Bonds which are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

     Bond which are rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

     Bonds which are rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                        B

     Bonds which are rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

     Bonds which are rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit! medium-term notes, and municipal and investment notes.


     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


                                      F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Duff

BOND RATINGS

                                       AAA

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                       AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                        A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                       BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

                                       BB

     Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

                                        B

     Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                                       CCC

     Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATING

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff- 1 is regarding as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.